                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2013

ITEM 1. Report to Shareholders

SEMI-ANNUAL REPORT J u n e 3 0, 2 0 1 3 ( u n a u d i t e d )

MARKET VECTORS INTERNATIONAL ETFs

The information contained in these shareholder letters represent the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of June 30, 2013, and are subject to change.

MARKET VECTORS INTERNATIONAL ETFs

Dear Shareholder:

Market Vectors continues to be an industry leader in offering region-specific and single-country equity ETFs. The coverage of the Markets Vectors International ETFs is not only global, but it also stretches across the development spectrum.

Some countries held up better than others against the headwinds that hit the international markets in the first half of 2013, particularly in June.

In general, it was those individual countries with either low, or negative, current account balances that were most affected by the recent stresses.

Source: IMF - World Economic Outlook Database. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Current account balance was, however, certainly not the only factor determining performance. For example, Indonesia, despite its current account deficit, benefited from both active and prudent economic management, and posted positive performance for the period.

When performance varies so widely between countries, it is all the more important to be able to select your spots. The suite of Market Vectors country and regional ETFs gives you the flexibility to do just that.

In line with our philosophy of offering truly investible reflections of a country’s potential, on June 25, 2013, we added the Market Vectors Israel ETF (ISRA) to the Market Vectors stable of international ETFs, a complement in the region to the Market Vectors Gulf States Index ETF (MES) and the Market Vectors Egypt Index ETF (EGPT).

Going forward, we will, as always, continue to seek out and evaluate the most attractive opportunities for you as a shareholder, and we encourage you to stay in touch with us through the videos, email subscriptions and podcasts available on our website (www.marketvectorsetfs.com).

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MARKET VECTORS INTERNATIONAL ETFs

On the following pages, you will find the performance record of each of the funds for the six-month period ending June 30, 2013. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

July 30, 2013

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

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MANAGEMENT DISCUSSION

The suite of Market Vectors International ETFs realized mixed performance in the first six months of 2013, with five funds, Market Vectors Germany Small-Cap ETF, Market Vectors Gulf States Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Indonesia Small-Cap ETF and Market Vectors Vietnam ETF posting positive total returns.

January 1 through June 30, 2013 Market Vectors International ETFs Total Return

Note: Market Vectors Israel ETF is not included above as it was launched on June 25, 2013. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Country/Regional Overviews

Africa

During the first six months of 2013, in line with global trends, mining companies drastically reduced their drilling activities in Africa. This was driven, not least, by the steep decline in the price of gold.1 The two worst performing sectors were, consequently, materials and energy. And within the materials sector, metals and mining contributed most to that sector’s, and the Index’s‡, negative performance. Geographically, however, Africa’s most populous country, Nigeria, significantly outperformed all other countries, producing a positive return, while South African and Egyptian companies were major contributors, with negative total returns, to underperformance.

Brazil

While Brazil started off the year displaying the characteristics of economic, political and social stability of the previous couple of years, by the second quarter the country was facing the start of mass protests over a number of different issues. The economy finished off the first half with a deficit of $3 billion, the worst such since 1995.2 As a consequence, all sectors were down over the first six months of the year. However, it was small-cap stocks in the consumer discretionary, industrials and materials sectors, in that order, which performed worst and contributed the majority of the fund’s negative total return.

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MARKET VECTORS INTERNATIONAL ETFs

China

Headlines on China have been fairly consistent this year, highlighting China’s slowdown as related to declines in GDP growth, inflation and export volumes. As China’s central bank has attempted to tighten credit3 and reduce lending to over-leveraged parts of the market, equities have taken a hit. While no particular sector stood out either positively or negatively, the financials, materials, energy and industrials sectors contributed most to fund underperformance as cyclicals or sectors vulnerable to credit tightening. In contrast, the consumer discretionary, health care and information technology sectors provided some positive contribution. Fund performance for the period was derived primarily from swap contracts on the CSI 300 Index†. Contracts outstanding as of June 30, 2013 are presented in the Fund’s Schedule of Investments.

Colombia

In contrast with a figure of 5.4% for the same period last year, Colombia’s economy grew by only 2.8% in the first quarter of 2013.4 Growth was hit both by contraction in the industrial sector and a reduction in the production of coal, the country’s second largest export after oil.5 At the start of April, however, the government announced a five trillion peso ($2.6 billion)6 stimulus program to try to kick start the industrial sector. While all sectors returned negative figures, the energy, financial and materials sectors were the worst performers, together contributing by far the most to the Fund’s underperformance.

Egypt

The first six months of 2013 were marked in Egypt not only by continuing political unrest, but also by a worsening domestic economy. By the end of the period, unemployment was running at over 19%, and the country’s foreign exchange reserves had sunk to less than a third of their level before the start of the revolution in early 2011.7 The inflation rate in June 2013 was 9.75%, the highest since January 2011.8 Except for the consumer staples sector (driven by food products), which was very slightly positive, every sector in the domestic market posted negative returns, with financial stocks particularly hard hit. Indeed, underperformance in the financial sector, with its dominant average weighting in the index, contributed over half of the fund’s negative total return.

Germany

While Germany’s economy continues to outperform those of other Eurozone countries, figures for May indicated that, with both reduced exports and industrial output, it may still not be fully ready to pick up speed.9 On the other hand, solid domestic demand and consumer sentiment were evidenced by the strength of imports. Except for stocks in the financials (particularly real estate operating companies and those involved in real estate development) and consumer staples sectors, all sectors produced positive returns, particularly health care and industrials.

Gulf States

In the first half of 2013, the Gulf States, especially its leading members—Kuwait, Qatar, Saudi Arabia and the United Arab Emirates—continued to avoid becoming embroiled economically in the current turbulence elsewhere in the Arab world. With an eye to the future, Saudi Arabia, five times as populous as all its fellow Gulf Cooperation Council members combined,10 continued in its efforts to move away from being the leading oil-producing state, to building sustainable prosperity and becoming a center for investment.11 In a move positive for the region, in June, MSCI reclassified both the MSCI Qatar Index and MSCI UAE Index from Frontier Markets to Emerging Markets.12 Geographically, Saudi Arabia and Qatar were the most significant contributors to the fund’s positive total return. In terms of sector, financial stocks were the greatest contributors, with industrials providing the only other significant contribution.

India

Toward the end of June, just one day after the Indian rupee hit a historical low against the U.S. dollar, the government announced that, on the back of increasing imports of both gold and oil, the country’s current account deficit hit a record high of 4.8% of GDP for the year ending March 31.13 Economic growth over the year fell to 5.0% from 6.2% during the previous fiscal year.14 On the other hand, over the course of the fiscal year the government turned a balance of payments deficit of $12.8 billion into a surplus of $3.83 billion. Only the energy sector produced a small positive return, with all other sectors contributing negatively to performance, especially the financials, industrials and consumer discretionary sectors.

4

Indonesia

Indonesia fought with inflation throughout the first half of 2013 and in June, in an effort to support the rupiah, it became the first major economy in the region to raise interest rates.15 At the same time, seeking to support the currency and cut the costs of subsidies, the government supported a revised state budget that led to an increase in domestic fuel prices for the first time since 2008.16 Economic growth in the first quarter was down from the previous quarter and at the end of the first half, the country’s budget deficit was well above its target in the state budget.17 Among small-cap stocks, financials and industrials, through diversified real estate and construction and engineering respectively, provided the major contribution to the fund’s strong performance, with the consumer staples sector as the negative performer. The positive total return of medium- and large-cap names was driven not only by financials, but also by consumer staples, utilities and telecommunications services. Energy stocks contributed the most significant drag on performance.

Israel

Influenced by global equity price volatility over the first six months of the year, Israeli equity performance pulled back slightly18 compared to that of 201219. Given that the fund launched and traded for less than a week before the end of the second quarter, the fund’s positive sector returns were largely in line with their respective weightings in the fund.

Latin America

Small-cap Latin American stocks were particularly hard hit in the first half of 2013 by the falling prices of both gold and precious metals, particularly silver. The materials sector, especially metals and mining, was the single largest contributor to the fund’s underperformance, followed to a lesser extent by the consumer discretionary, industrial and energy sectors. Of all Latin American countries represented in the fund, only Panama, with its average weighting of just under 1%, produced a positive return, while Brazil, with its average weighting of nearly 39%, contributed more than a third of the fund’s total negative return.

Poland

The European Union’s largest emerging economy experienced a more-than-expected slowdown in growth in the first six months of 2013, with the economy coming to a virtual standstill in the first quarter as20 the government reduced spending and consumer confidence sagged. In an effort to stimulate the economy, the government cut interest rates seven times during the period.21 While consumer staples companies produced a small positive return, no other sector provided a positive contribution, with materials, particularly metals and mining, financials and utilities all returning negative performances.

Russia

During the first half-year of 2013, Russia’s economic performance was decidedly lackluster. Growth during the first quarter declined to an annualized rate of 1.6%, a pace not seen since the financial crisis of 2009.22 With the country’s economic power lying in the energy sector, it is particularly sensitive to current negative global trends. More backing for small- and medium-sized businesses is just one possible solution being considered by government officials. Stocks in the materials (particularly metals and mining), energy (particularly oil, gas and consumable fuels) and utilities sectors provided the most significant negative contributions to the two Russian funds’ total returns. And while the health care, consumer discretionary and information technology sectors provided positive returns to the small-cap fund, consumer staples, as opposed to health care, topped the sectors contributing positive returns to the large-cap fund.

Vietnam

Although Vietnam’s economy grew 4.9% in the first quarter of 2013 and 5.0% in the second quarter, this growth was not only low historically, but also lower than the target of 5.5%23 set by the government. In addition, support for growth was provided by a series of interest rate cuts.24 In the middle of June, in order to help businesses, the government voted to reduce corporate income tax. While both exports and imports grew during the half-year, imports slowed relative to the previous trend, not only helping the dong, but also alleviating any potential threat of a balance of payments crunch. Except for a negative return from the only food product company in the consumer staples sector, all other sectors produced positive returns, with the utilities, industrials and financials sectors serving as the leading contributors to the fund’s positive performance.

5

MARKET VECTORS INTERNATIONAL ETFs

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

‡	Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM (DJAFKT). From June 21, 2013 forward, the index data reflects that of the Market Vectors® GDP Africa Index (MVAFKTR). MVAFKTR is a rules-based, modified-capitalization-weighted, float-adjusted index and is intended to give investors a means of tracking the overall performance of the largest and most liquid companies in Africa.

†	CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.

[1]	Financial Times: Africa: not going for gold, http://blogs.ft.com/beyond-brics/2013/06/28/africa-not-going-for-gold/#axzz2Yl3W3ADA

[2]	Financial Times: Brazil: not boring any more, http://blogs.ft.com/beyond-brics/2013/07/02/brazil-not-boring-anymore/#axzz2Yl3W3ADA

[3]	Financial Times: China equities: staring into the gloom, http://blogs.ft.com/beyond-brics/2013/06/26/china-equities-staring-into-the-gloom/#axzz2ZVgIOXKz

[4]	Financial Times: Colombia growth: huffing and puffing, http://blogs.ft.com/beyond-brics/2013/06/20/colombia-growth-huffing-and-puffing/#axzz2Yl3W3ADA

[5]	BloombergBusinessweek: Colombia GDP Growth Slowed in First Quarter as Industry Shrank, http://www.businessweek.com/news/2013-06-20/colombia-gdp-growth-slowed-in-first-quarter-as-industry-shrank

[6]	Ibid.

[7]	Bloomberg: To Save Egypt’s Economy, Move Quickly, http://www.bloomberg.com/news/2013-06-30/to-save-egypt-s-economy-move-quickly.html

[8]	Trading Economics: Egypt Inflation Rate, http://www.tradingeconomics.com/egypt/inflation-cpi

[9]	Reuters: German economy struggles as exports and output tumble, http://www.reuters.com/article/2013/07/08/us-germany-trade-idUSBRE96706J20130708

[10]	Financial Times: Saudi Arabia: Spending power, http://www.ft.com/intl/cms/s/0/007c61be-c39d-11e2-aa5b-00144feab7de.html#axzz2ZEQSp9KQ

[11]	Saudi Arabian General Investment Authority: Why Saudi Arabia?, http://www.sagia.gov.sa/en/Why-Saudi-Arabia/

[12]	MSCI: MSCI Announces the Results of the 2013 Annual Market Classification Review, http://www.msci.com/eqb/pressreleases/archive/2013_Mkt_Class_PR.pdf

[13]	Reuters: Annual current account gap at record 4.8 percent of GDP, http://in.reuters.com/article/2013/06/27/india-current-account-deficit-march-idINDEE95Q02820130627

[14]	Business Insider: What’s The Matter With India?, http://www.businessinsider.com/india-economic-slowdown-2013-5

[15]	Bloomberg: Indonesia Fights Inflation With More-Than-Forecast Rate Rise, http://www.bloomberg.com/news/print/2013-07-11/indonesia-raises-rate-more-than-forecast-to-6-5-on-inflation.html

[16]	New York Times: Crowds Protest as Indonesian Lawmakers Raise Fuel Prices, http://www.nytimes.com/2013/06/18/business/global/indonesia-budget-fuel-prices.html?_r=0

[17]	Indonesia-Investments: Indonesia’s Budget Deficit Reaches IDR 25.9 trillion as of May 2013, http://www.indonesia-investments.com/nl/finance/financial-columns/realization-of-indonesias-budget-deficit-in-the-first-half-of-2013/item874

[18]	BlueStar Indexes: BlueStar Israel Equity Update - June 2013, http://bluestarindexes.com/wp-content/uploads/2013/07/BlueStar-Israel-Equity-Update-July-2013.pdf

[19]	Ibid.

[20]	The Wall Street Journal: Poland’s Economy Slows Sharply, http://blogs.wsj.com/emergingeurope/2013/05/14/polands-economy-slows-sharply/

[21]	Financial Times: Poland makes one more rate cut as economy hints at recovery, http://blogs.ft.com/beyond-brics/2013/07/03/poland-makes-one-more-rate-cut-as-economy-hints-at-recovery/

[22]	Bloomberg: Putin’s Frustration Grows as Russia’s Economy Slumps, http://www.bloomberg.com/news/2013-05-23/imprisoned-entrepreneurs-and-russia-s-economic-slump.html

[23]	Bloomberg: Vietnam Economic Growth Quickens as Investment Aids Exports, http://www.bloomberg.com/news/2013-06-27/vietnam-s-economic-growth-quickens-as-investment-boosts-exports.html

[24]	Financial Times: Vietnam growth: not fast, http://blog.ft.com/beyond-brics/2013/06/27/vietnam-growth-not-so-fast/
6

MARKET VECTORS AFRICA INDEX ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVAFKTR[2]
Six Months	(13.84)%	(11.86)%	(10.49)%
One Year	0.42%	1.29%	3.28%
Life* (annualized)	(5.88)%	(5.80)%	(4.36)%
Life* (cumulative)	(26.02)%	(25.70)%	(19.90)%
* since 7/10/08

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM (DJAFKT). From June 21, 2013 forward, the index data reflects that of the Market Vectors® GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Commencement date for the Market Vectors Africa Index ETF was 7/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/10/08) to the first day of secondary market trading in shares of the Fund (7/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.83% / Net Expense Ratio 0.79%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® GDP Africa Index (MVAFKTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are incorporated in Africa and offshore listings of companies incorporated outside of Africa but generate at least 50% of their revenues in Africa.

Market Vectors® GDP Africa Index (MVAFKTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVAFKTR. Solactive AG uses its best efforts to ensure that MVAFKTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVAFKTR to third parties. Market Vectors GDP Africa ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

7

MARKET VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVBRFTR[2]
Six Months	(25.39)%	(24.29)%	(23.20)%
One Year	(11.78)%	(11.26)%	(9.34)%
Life* (annualized)	11.98%	12.12%	13.12%
Life* (cumulative)	59.62%	60.45%	66.46%
* since 5/12/09

Commencement date for the Market Vectors Brazil Small-Cap ETF was 5/12/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/12/09) to the first day of secondary market trading in shares of the Fund (5/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.60% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

Market Vectors® Brazil Small-Cap Index (MVBRFTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVBRFTR. Solactive AG uses its best efforts to ensure that MVBRFTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVBRFTR to third parties. Market Vectors Brazil Small-Cap ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

8

MARKET VECTORS CHINA ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	CSIR0300[2]
Six Months	(17.53)%	(11.91)%	(10.25)%
One Year	(4.75)%	(7.97)%	(5.49)%
Life* (annualized)	(9.75)%	(10.60)%	(8.82)%
Life* (cumulative)	(24.29)%	(26.22)%	(22.14)%
* since 10/13/10

Commencement date for the Market Vectors China ETF was 10/13/10

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/13/10) to the first day of secondary market trading in shares of the Fund (10/14/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.18% / Net Expense Ratio 0.72%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 Index is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.

CSI 300 Index and its logo are service marks of China Securities Index Co., Ltd. (“CSI”) and have been licensed for use by Van Eck Associates Corporation. The Market Vectors China ETF is not sponsored, endorsed, sold or promoted by CSI and CSI makes no representation regarding the advisability of investing in the Market Vectors China ETF. CSI 300 is a registered trademark of China Securities Index Co., Ltd.

9

MARKET VECTORS COLOMBIA ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVCOLXTR[2]
Six Months	(16.71)%	(16.60)%	(16.82)%
One Year	(4.57)%	(3.88)%	(3.89)%
Life* (annualized)	(6.98)%	(6.67)%	(6.43)%
Life* (cumulative)	(15.31)%	(14.66)%	(14.16)%
* since 3/14/11

Commencement date for the Market Vectors Colombia ETF was 3/14/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/14/11) to the first day of secondary market trading in shares of the Fund (3/15/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 5.10% / Net Expense Ratio 0.75%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.75% of the Fund’s average daily net assets per year until at least May 1, 2014 During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Colombia Index (MVCOLXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Colombia, or that generate at least 50% of their revenues in Colombia.

Market Vectors® Colombia Index (MVCOLXTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVCOLXTR. Solactive AG uses its best efforts to ensure that MVCOLXTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVCOLXTR to third parties. Market Vectors Colombia ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

10

MARKET VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVEGPTTR[2]
Six Months	(25.73)%	(26.67)%	(25.55)%
One Year	(19.15)%	(19.98)%	(17.57)%
Life* (annualized)	(17.97)%	(18.29)%	(18.48)%
Life* (cumulative)	(48.68)%	(49.35)%	(49.74)%
* since 2/16/10

Commencement date for the Market Vectors Egypt Index ETF was 2/16/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/16/10) to the first day of secondary market trading in shares of the Fund (2/18/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.26% / Net Expense Ratio 0.95%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

Market Vectors® Egypt Index (MVEGPTTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVEGPTTR. Solactive AG uses its best efforts to ensure that MVEGPTTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVEGPTTR to third parties. Market Vectors Egypt ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

11

MARKET VECTORS GERMANY SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVGERJTR[2]
Six Months	5.11%	7.19%	7.71%
One Year	29.93%	26.63%	27.16%
Life* (annualized)	(0.78)%	(0.89)%	(0.59)%
Life* (cumulative)	(1.74)%	(1.98)%	(1.31)%
* since 4/4/11

Commencement date for the Market Vectors Germany Small-Cap ETF was 4/4/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/4/11) to the first day of secondary market trading in shares of the Fund (4/5/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 3.38% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Germany Small-Cap Index (MVGERJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Germany, or that generate at least 50% of their revenues in Germany.

Market Vectors® Germany Small-Cap Index (MVGERJTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVGERJTR. Solactive AG uses its best efforts to ensure that MVGERJTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVGERJTR to third parties. Market Vectors Germany Small-Cap ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

12

MARKET VECTORS GULF STATES INDEX ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVMESTR[2]
Six Months	20.44%	16.73%	17.98%
One Year	26.87%	22.86%	24.60%
Life* (annualized)	(7.92)%	(8.25)%	(7.67)%
Life* (cumulative)	(33.49)%	(34.63)%	(32.61)%
* since 7/22/08

Index data prior to June 21, 2013 reflects that of the Dow Jones GCC Titans 40 IndexSM (DJMEST). From June 21, 2013 forward, the index data reflects that of the Market Vectors® GDP GCC Index (MVMESTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Commencement date for the Market Vectors Gulf States Index ETF was 7/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/08) to the first day of secondary market trading in shares of the Fund (7/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.68% / Net Expense Ratio 0.98%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.98% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® GDP GCC Index (MVMESTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are incorporated in the GCC and offshore listings of companies incorporated outside of the GCC but generate at least 50% of their revenues in the GCC.

Market Vectors® GDP GCC Index (MVMESTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVMESTR. Solactive AG uses its best efforts to ensure that MVMESTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVMESTR to third parties. Market Vectors Gulf States Index ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

13

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVSCIFTR[2]
Six Months	(36.42)%	(34.11)%	(32.85)%
One Year	(31.28)%	(29.03)%	(27.77)%
Life* (annualized)	(29.72)%	(28.97)%	(28.60)%
Life* (cumulative)	(63.39)%	(62.27)%	(61.71)%
* since 8/24/10

Commencement date for the Market Vectors India Small-Cap Index ETF was 8/24/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/24/10) to the first day of secondary market trading in shares of the Fund (8/25/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.26% / Net Expense Ratio 0.95%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are headquartered in India or that generate the majority of their revenues in India.

Market Vectors® India Small-Cap Index (MVSCIFTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVSCIFTR. Solactive AG uses its best efforts to ensure that MVSCIFTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVSCIFTR to third parties. Market Vectors India Small Cap Index ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

14

MARKET VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVIDXTR[2]
Six Months	1.01%	3.14%	4.48%
One Year	7.26%	10.09%	12.43%
Life* (annualized)	33.72%	34.33%	35.60%
Life* (cumulative)	264.86%	272.44%	288.32%
* since 1/15/09

Commencement date for the Market Vectors Indonesia Index ETF was 1/15/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/15/09) to the first day of secondary market trading in shares of the Fund (1/20/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.63% / Net Expense Ratio 0.57%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors® Indonesia Index (MVIDXTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVIDXTR. Solactive AG uses its best efforts to ensure that MVIDXTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVIDXTR to third parties. Market Vectors Indonesia Index ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

15

MARKET VECTORS INDONESIA SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVIDXJTR[2]
Six Months	19.52%	20.04%	21.37%
One Year	6.06%	6.33%	8.67%
Life* (annualized)	(8.92)%	(7.55)%	(4.89)%
Life* (cumulative)	(11.27)%	(9.55)%	(6.21)%
* since 3/20/12

Commencement date for the Market Vectors Indonesia Small Cap ETF was 3/20/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/20/12) to the first day of secondary market trading in shares of the Fund (3/21/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.01% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.61% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Indonesia Small-Cap Index (MVIDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors® Indonesia Small-Cap Index (MVIDXJTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVIDXJTR. Solactive AG uses its best efforts to ensure that MVIDXJTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVIDXJTR to third parties. Market Vectors Indonesia Index ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

16

MARKET VECTORS ISRAEL ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	BLSNTR[2]
Life* (cumulative)	1.55%	0.60%	0.02%
* since 6/25/13

Commencement date for the Market Vectors Israel ETF was 6/25/13.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (6/25/13) to the first day of secondary market trading in shares of the Fund (6/26/13), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.45% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	BlueStar Israel Global IndexTM (BLSNTR) is a rules-based, modified market capitalization-weighted, free-float adjusted index comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by the Index Provider to be Israeli companies.

BlueStar Israel Global IndexTM and its logo are service marks of BlueStar Indexes (“BlueStar”) and have been licensed for use by Van Eck Associates Corporation. The Market Vectors Israel ETF is not sponsored, endorsed, sold or promoted by BlueStar and BlueStar makes no representation regarding the advisability of investing in the Market Vectors Israel ETF. BlueStar Index is a registered trademark of BlueStar Indexes.

17

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVLATMTR[2]
Six Months	(22.12)%	(22.12)%	(21.52)%
One Year	(7.97)%	(8.17)%	(6.89)%
Life* (annualized)	(5.54)%	(5.17)%	(4.43)%
Life* (cumulative)	(16.83)%	(15.76)%	(13.62)%
* since 4/6/10

Commencement date for the Market Vectors Latin America Small-Cap Index ETF was 4/6/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/6/10) to the first day of secondary market trading in shares of the Fund (4/7/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.97% / Net Expense Ratio 0.63%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.63% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Latin America Small-Cap Index (MVLATMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in the Latin American region or that generate at least 50% of their revenues in the Latin American region.

Market Vectors® Latin America Small-Cap Index (MVLATMTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVLATMTR. Solactive AG uses its best efforts to ensure that MVLATMTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVLATMTR to third parties. Market Vectors Latin America Small- Cap Index ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

18

MARKET VECTORS POLAND ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVPLNDTR[2]
Six Months	(14.11)%	(13.17)%	(12.76)%
One Year	5.56%	6.21%	6.95%
Life* (annualized)	(4.35)%	(4.32)%	(3.86)%
Life* (cumulative)	(14.78)%	(14.67)%	(13.19)%
* since 11/24/09

Commencement date for the Market Vectors Poland ETF was 11/24/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/24/09) to the first day of secondary market trading in shares of the Fund (11/25/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.06% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Poland Index (MVPLNDTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

Market Vectors® Poland Index (MVPLNDTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVPLNDTR. Solactive AG uses its best efforts to ensure that MVPLNDTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVPLNDTR to third parties. Market Vectors Poland ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

19

MARKET VECTORS RUSSIA ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVRSXTR[2]
Six Months	(15.79)%	(15.12)%	(14.16)%
One Year	(1.40)%	(1.31)%	(2.40)%
Five Years	(12.68)%	(12.74)%	(13.34)%
Life* (annualized)	(5.65)%	(5.66)%	(6.21)%
Life* (cumulative)	(30.22)%	(30.26)%	(32.76)%
* since 4/24/07

Index data prior to March 19, 2012 reflects that of the DAXglobal® Russia+ Index (DXRPUS). From March 19, 2012 forward, the index data reflects that of the Market Vectors® Russia Index (MVRSXTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Commencement date for the Market Vectors Russia ETF was 4/24/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.68% / Net Expense Ratio 0.63%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Russia Index (MVRSXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors® Russia Index (MVRSXTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVRSXTR. Solactive AG uses its best efforts to ensure that MVRSXTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVRSXTR to third parties. Market Vectors Russia ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

20

MARKET VECTORS RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVRSXJTR[2]
Six Months	(14.50)%	(13.11)%	(12.72)%
One Year	(6.05)%	(5.69)%	(5.90)%
Life* (annualized)	(24.62)%	(24.49)%	(24.67)%
Life* (cumulative)	(46.51)%	(46.30)%	(46.60)%
* since 4/13/11

Commencement date for the Market Vectors Russia Small-Cap ETF was 4/13/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/13/11) to the first day of secondary market trading in shares of the Fund (4/14/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.71% / Net Expense Ratio 0.68%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization- weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors® Russia Small-Cap Index (MVRSXJTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVRSXJTR. Solactive AG uses its best efforts to ensure that MVRSXJTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVRSXJTR to third parties. Market Vectors Russia Small-Cap ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

21

MARKET VECTORS VIETNAM ETF

PERFORMANCE COMPARISON

June 30, 2013 (unaudited)

Total Return	Share Price[1]	NAV	MVVNMTR[2]
Six Months	3.33%	10.61%	12.03%
One Year	3.32%	6.50%	9.05%
Life* (annualized)	(6.27)%	(5.89)%	(5.36)%
Life* (cumulative)	(22.24)%	(21.00)%	(19.26)%
* since 8/11/09

Commencement date for the Market Vectors Vietnam ETF was 8/11/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/11/09) to the first day of secondary market trading in shares of the Fund (8/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.66% / Net Expense Ratio 0.66%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Vietnam Index (MVVNMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Vietnam, or that generate at least 50% of their revenues in Vietnam.

Market Vectors® Vietnam Index (MVVNMTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVVNMTR. Solactive AG uses its best efforts to ensure that MVVNMTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVVNMTR to third parties. Market Vectors Vietnam ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

22

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

23

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Annualized Expense Ratio During Period	Expenses Paid During the Period* January 1, 2013- June 30, 2013
Africa Index ETF
Actual	$1,000.00	$881.40	0.79%	$3.69
Hypothetical**	$1,000.00	$1,020.88	0.79%	$3.96
Brazil Small-Cap ETF
Actual	$1,000.00	$757.10	0.60%	$2.61
Hypothetical**	$1,000.00	$1,021.82	0.60%	$3.01
China ETF
Actual	$1,000.00	$880.90	0.72%	$3.36
Hypothetical**	$1,000.00	$1,021.22	0.72%	$3.61
Colombia ETF
Actual	$1,000.00	$834.00	0.75%	$3.41
Hypothetical**	$1,000.00	$1,021.08	0.75%	$3.76
Egypt Index ETF
Actual	$1,000.00	$733.60	0.95%	$4.08
Hypothetical**	$1,000.00	$1,020.08	0.95%	$4.76
Germany Small-Cap ETF
Actual	$1,000.00	$1,071.90	0.55%	$2.83
Hypothetical**	$1,000.00	$1,022.07	0.55%	$2.76
Gulf States Index ETF
Actual	$1,000.00	$1,167.30	0.98%	$5.27
Hypothetical**	$1,000.00	$1,019.93	0.98%	$4.91
India Small-Cap Index ETF
Actual	$1,000.00	$660.40	0.95%	$3.91
Hypothetical**	$1,000.00	$1,020.08	0.95%	$4.76
Indonesia Index ETF
Actual	$1,000.00	$1,031.40	0.57%	$2.87
Hypothetical**	$1,000.00	$1,021.97	0.57%	$2.86
Indonesia Small-Cap ETF
Actual	$1,000.00	$1,200.40	0.61%	$3.27
Hypothetical**	$1,000.00	$1,021.82	0.61%	$3.01
Israel ETF***
Actual	$1,000.00	$1,005.90	0.59%	$2.93
Hypothetical**	$1,000.00	$1,021.87	0.59%	$2.96
Latin America Small-Cap Index ETF
Actual	$1,000.00	$778.80	0.63%	$2.78
Hypothetical**	$1,000.00	$1,021.67	0.63%	$3.16
Poland ETF
Actual	$1,000.00	$868.30	0.61%	$2.83
Hypothetical**	$1,000.00	$1,021.77	0.61%	$3.06
Russia ETF
Actual	$1,000.00	$848.80	0.63%	$2.89
Hypothetical**	$1,000.00	$1,021.67	0.63%	$3.16
Russia Small-Cap ETF
Actual	$1,000.00	$869.10	0.68%	$3.15
Hypothetical**	$1,000.00	$1,021.42	0.68%	$3.41
Vietnam ETF
Actual	$1,000.00	$1,106.10	0.66%	$3.45
Hypothetical**	$1,000.00	$1,021.52	0.66%	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2013) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
***	Expenses are equal to the Fund’s annualized expense ratio (for the period from June 25, 2013 (commencement of operations) to June 30, 2013) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
24

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.1%
Australia: 1.2%
36,359	Aquarius Platinum Ltd. (GBP) * #	$21,686
1,289,871	Paladin Energy Ltd. (CAD) *	1,051,509
		1,073,195
Canada: 5.2%
367,046	Africa Oil Corp. *	2,452,888
115,970	First Quantum Minerals Ltd.	1,714,898
99,493	IAMGOLD Corp. (USD) †	430,805
55,595	Semafo, Inc. †	81,684
		4,680,275
Egypt: 24.7%
1,367,216	Commercial International Bank Egypt SAE	5,603,767
818,202	Egyptian Financial Group-Hermes Holding SAE *	857,909
1,710,234	Egyptian Kuwaiti Holding Co. (USD)	1,197,164
478,339	Ezz Steel * #	531,591
204,993	Orascom Construction Industries * #	7,048,260
1,272,589	Orascom Telecom Holding SAE (GDR) * # Reg S	3,586,503
6,334,321	Orascom Telecom Media and Technology Holding SAE	351,939
369,806	Sidi Kerir Petrochemcials Co.	661,182
2,751,373	Talaat Moustafa Group * #	1,574,192
429,445	Telecom Egypt #	707,381
		22,119,888
France: 2.2%
13,593	Bourbon S.A. #	352,564
108,171	Etablissements Maurel et Prom #	1,605,855
		1,958,419
Ireland: 1.3%
3,043,255	Kenmare Resources Plc (GBP) * #	1,133,950
Kenya: 1.2%
13,932,600	Safaricom Ltd.	1,062,690
Malta: 0.2%
35,198	Brait S.E. *	146,788
Morocco: 10.1%
81,223	Attijariwafa Bank	3,111,643
74,116	Banque Centrale Populaire	1,653,921
52,678	Banque Marocaine du Commerce Exterieur	1,230,917
169,514	Douja Promotion Groupe Addoha S.A. #	947,622
182,779	Maroc Telecom #	2,118,332
		9,062,435
Nigeria: 13.1%
23,492,092	First Bank Nigeria Holdings Plc #	2,577,831
21,187,738	Guaranty Trust Bank Plc #	3,159,665
2,504,447	Nigerian Breweries Plc #	2,403,695
21,844,078	United Bank for Africa Plc	1,088,642
20,568,348	Zenith Bank Ltd. #	2,504,134
		11,733,967
Singapore: 1.2%
2,407,000	Golden Agri-Resources Ltd. #	1,058,978
South Africa: 22.9%
25,069	Absa Group Ltd. #	374,596
10,410	Aeci Ltd.	120,069
63,199	African Bank Investments Ltd. #	103,866
Number of Shares		Value

South Africa: (continued)
7,700	African Rainbow Minerals Ltd. #	$115,954
4,378	Anglo Platinum Ltd. * #	130,125
27,413	AngloGold Ashanti Ltd. (ADR)	392,006
14,112	ArcelorMittal South Africa Ltd. * #	45,359
25,526	Aspen Pharmacare Holdings Ltd. #	584,295
26,582	Aveng Ltd. #	80,266
25,687	AVI Ltd. #	154,064
15,946	Barloworld Ltd. #	130,892
21,549	Bidvest Group Ltd. #	531,629
16,989	Clicks Group Ltd. #	94,863
22,432	Coronation Fund Managers Ltd. #	141,804
31,229	Discovery Ltd. #	264,377
11,332	Exxaro Resources Ltd. #	166,405
210,524	FirstRand Ltd. #	613,417
15,766	Foschini Group Ltd. #	156,662
60,054	Gold Fields Ltd. (ADR)	315,284
95,199	Growthpoint Properties Ltd. #	252,953
23,673	Harmony Gold Mining Co. Ltd. (ADR)	90,194
44,135	Impala Platinum Holdings Ltd. #	413,905
16,952	Imperial Holdings Ltd. #	358,332
18,387	Investec Ltd. #	118,340
13,032	JD Group Ltd. #	40,723
5,491	Kumba Iron Ore Ltd. #	255,163
10,687	Liberty Holdings Ltd. #	128,905
84,602	Life Healthcare Group Holdings Ltd. #	319,520
8,457	Massmart Holdings Ltd.	152,746
20,139	Mediclinic International Ltd. #	139,071
85,378	MMI Holdings Ltd. #	190,356
16,924	Mr. Price Group Ltd. #	229,707
126,901	MTN Group Ltd. #	2,350,262
30,686	Murray & Roberts Holdings Ltd. * #	77,765
43,030	Nampak Ltd. #	142,521
33,732	Naspers Ltd. #	2,479,244
15,324	Nedbank Group Ltd. #	270,875
91,714	Netcare Ltd. #	212,753
20,187	Northern Platinum Ltd. * #	64,911
18,328	Pick n Pay Stores Ltd. #	73,108
45,210	PPC Ltd. #	135,410
185,871	Redefine Properties Ltd.	196,409
41,936	Remgro Ltd. #	802,179
13,220	Reunert Ltd.	91,887
59,590	RMB Holdings Ltd. #	236,825
30,150	RMI Holdings #	76,449
150,012	Sanlam Ltd. #	694,191
38,678	Sappi Ltd. * #	94,936
35,272	Sasol Ltd. (ADR)	1,527,630
30,569	Shoprite Holdings Ltd. #	571,783
14,885	Sibanye Gold Ltd. (ADR) *	43,762
11,501	Spar Group Ltd. #	138,972
105,068	Standard Bank Group Ltd. #	1,178,954
131,164	Steinhoff International Holdings Ltd. * #	323,924
7,782	Sun International Ltd.	74,949
21,983	Telkom S.A. SOC Ltd. * #	36,778
15,547	Tiger Brands Ltd. #	462,269
37,575	Truworths International Ltd. #	329,325
25,365	Vodacom Group Ltd. #	268,032
45,716	Woolworths Holdings Ltd. #	296,719
		20,458,670

See Notes to Financial Statements

25

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

United Kingdom: 16.6%
179,814	Acergy S.A. (NOK) * #	$3,147,069
784,298	Afren Plc * #	1,541,771
99,123	African Barrick Gold Ltd. #	144,445
103,005	African Minerals Ltd. * #	295,813
99,558	Anglo American Plc #	1,913,183
2,393,628	Cenatamin Plc * #	1,157,714
33,898	Investec Plc #	212,728
27,230	Lonmin Plc * #	105,271
333,780	Old Mutual Plc #	913,703
437,647	Ophir Energy Plc * #	2,372,900
27,716	Petra Diamonds Ltd. * #	47,947
12,970	Randgold Resources Ltd. (ADR)	830,729
146,177	Tullow Oil Plc #	2,219,009
		14,902,282
United States: 0.2%
4,924	Royal Caribbean Cruises Ltd.	164,166
Total Common Stocks (Cost: $89,985,261)		89,555,703
REAL ESTATE INVESTMENT TRUST: 0.1%
Nigeria: 0.0%
40,301	Afriland Properties Plc * # §	447
Number of Shares		Value

South Africa: 0.1%
130,447	Capital Property Fund	$139,813
Total Real Estate Investment Trust (Cost: $128,391)		140,260
MONEY MARKET FUND: 0.1% (Cost: $80,172)
80,172	Dreyfus Government Cash Management Fund	80,172
Total Investments Before Collateral for Securities Loaned: 100.3%
(Cost: $90,193,824)		89,776,135
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.6%
(Cost: $527,190)
527,190	Bank of New York Overnight Government Fund	527,190
Total Investments: 100.9% (Cost: $90,721,014)		90,303,325
Liabilities in excess of other assets: (0.9)%		(823,098)
NET ASSETS: 100.0%		$89,480,227

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
NOK	Norwegian Krone
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $438,254.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $62,857,973 which represents 70.2% of net assets.
§	Illiquid security — the aggregate value of illiquid securities is $447 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	15.2%	$13,611,636
Communications	14.4	12,961,161
Consumer, Cyclical	2.2	1,936,892
Consumer, Non-cyclical	6.6	5,891,783
Diversified	3.5	3,174,260
Energy	15.4	13,858,461
Financial	34.0	30,565,592
Industrial	8.5	7,604,291
Technology	0.1	91,887
Money Market Fund	0.1	80,172
	100.0%	$89,776,135

See Notes to Financial Statements

26

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$1,051,509	$21,686	$–	$1,073,195
Canada	4,680,275	–	–	4,680,275
Egypt	8,671,961	13,447,927	–	22,119,888
France	–	1,958,419	–	1,958,419
Ireland	–	1,133,950	–	1,133,950
Kenya	1,062,690	–	–	1,062,690
Malta	146,788	–	–	146,788
Morocco	5,996,481	3,065,954	–	9,062,435
Nigeria	1,088,642	10,645,325	–	11,733,967
Singapore	–	1,058,978	–	1,058,978
South Africa	3,004,936	17,453,734	–	20,458,670
United Kingdom	830,729	14,071,553	–	14,902,282
United States	164,166	–	–	164,166
Real Estate Investment Trust
Nigeria	–	–	447	447
South Africa	139,813	–	–	139,813
Money Market Funds	607,362	–	–	607,362
Total	$27,445,352	$62,857,526	$447	$90,303,325

During the period ended June 30, 2013, transfers of securities from Level 1 to Level 2 were $20,470,199 and transfers from Level 2 to Level 1 were $2,201,493. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2013:

Real Estate Investment Trust
Nigeria
Balance as of December 31, 2012	$–
Realized gain (loss)	–
Net change in unrealized appreciation (depreciation)	(280)
Purchases	–
Sales	–
Transfers in and/or out of level 3	727
Balance as of June 30, 2013	$447

See Notes to Financial Statements

27

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 84.7%
Basic Materials: 2.6%
5,468,942	Beadell Resources Ltd. (AUD) * #	$2,551,501
868,558	Colossus Minerals, Inc. (CAD) *	1,007,550
5,231,964	Mirabela Nickel Ltd. (AUD) * † #	407,885
1,961,784	MMX Mineracao e Metalicos S.A. *	1,292,412
842,900	Paranapanema S.A. *	1,696,113
		6,955,461
Communications: 3.4%
326,300	B2W Cia Global Do Varejo *	957,835
1,193,974	NII Holdings, Inc. (USD) * †	7,963,807
		8,921,642
Consumer, Cyclical: 17.1%
227,800	Arezzo Industria e Comercio S.A.	3,465,978
218,750	Autometal S.A.	1,768,548
2,001,208	Brookfield Incorporacoes S.A. *	1,345,290
1,459,200	Even Construtora e Incorporadora S.A.	5,153,157
511,150	Gol Linhas Aereas Inteligentes S.A. (ADR) * †	1,712,353
543,400	Grendene S.A.	4,933,912
352,400	International Meal Co. Holdings S.A. *	3,365,516
474,650	Iochpe Maxion S.A.	5,124,395
507,250	Magazine Luiza S.A. *	1,223,029
222,950	Mahle-Metal Leve S.A. Industria e Comercio	2,474,946
335,100	Marisa Lojas S.A.	3,460,104
1,764,400	MRV Engenharia e Participacoes S.A.	5,108,130
176,950	Positivo Informatica S.A.	306,898
406,800	Restoque Comercio e Confeccoes de Roupas S.A.	1,474,897
228,850	Smiles S.A. *	2,512,750
452,350	Tecnisa S.A. *	1,727,215
		45,157,118
Consumer, Non-cyclical: 27.1%
290,650	Abril Educacao S.A.	5,080,041
313,850	American Banknote S.A.	4,590,971
1,160,400	Brazil Pharma S.A. *	5,335,651
1,213,450	Diagnosticos da America S.A.	6,291,983
1,592,090	Estacio Participacoes S.A.	11,416,156
423,600	Fleury S.A.	3,455,092
1,773,350	Marfrig Alimentos S.A. *	5,960,573
521,150	Mills Estruturas e Servicos de Engenharia S.A.	7,055,792
590,800	Minerva S.A. *	2,748,338
942,750	Qualicorp S.A. *	7,140,285
314,550	Santos Brasil Participacoes S.A.	4,110,641
345,500	Sao Martinho S.A.	3,985,556
336,800	SLC Agricola S.A.	2,855,785
177,700	Technos S.A.	1,331,546
		71,358,410
Energy: 2.5%
1,662,500	HRT Participacoes em Petroleo S.A. *	1,952,069
461,800	QGEP Participacoes S.A.	2,297,255
1,321,079	Vanguarda Agro S.A. *	2,214,281
		6,463,605
Number of Shares		Value

Financial: 20.4%
419,700	Aliansce Shopping Centers S.A.	$3,667,802
790,700	Brasil Brokers Participacoes S.A.	2,321,055
556,650	Brasil Insurance Participacoes e Administracao S.A.	5,463,345
512,600	Direcional Engenharia S.A.	3,089,820
521,100	EZ Tec Empreendimentos e Participacoes S.A.	6,394,209
1,427,494	Gafisa S.A. (ADR) *	3,583,010
502,590	GP Investments Ltd. (BDR) *	934,747
662,655	Helbor Empreendimentos S.A.	2,565,863
351,650	Iguatemi Empresa de Shopping Centers S.A.	3,463,942
599,850	JHSF Participacoes S.A.	1,666,735
349,122	LPS Brasil Consultoria de Imoveis S.A.	2,831,966
1,624,650	Odontoprev S.A.	6,698,537
7,447,600	PDG Realty S.A. Empreendimentos e Participacoes *	7,042,569
1,667,592	Rossi Residencial S.A. *	2,182,252
175,250	Sonae Sierra Brasil S.A.	1,916,374
		53,822,226
Industrial: 3.0%
304,550	Julio Simoes Logistica S.A.	1,984,519
1,398,700	LLX Logistica S.A. *	620,572
1,156,665	Magnesita Refratarios S.A.	3,353,854
369,300	OSX Brazil S.A. *	231,707
160,600	Tegma Gestao Logistica S.A.	1,784,964
		7,975,616
Technology: 0.8%
127,450	Linx S.A.	2,056,244
Utilities: 7.8%
790,050	Alupar Investimento S.A. *	6,684,807
316,050	Cia de Saneamento de Minas Gerais-COPA S.A.	5,099,066
703,372	Equatorial Energia S.A.	5,831,619
411,000	Light S.A.	2,864,208
		20,479,700
Total Common Stocks (Cost: $275,147,150)		223,190,022
PREFERRED STOCKS: 15.4%
Basic Materials: 0.4%
175,950	Cia de Ferro Ligas da Bahia	992,767
Communications: 0.3%
62,000	Saraiva S.A. Livreiros Editores	805,790
Consumer, Cyclical: 3.3%
665,041	Alpargatas S.A.	4,297,798
832,600	Randon Implementos e Participacoes S.A.	4,500,036
		8,797,834
Consumer, Non-cyclical: 5.6%
2,399,650	Anhanguera Educacional Participacoes S.A.	13,872,985
453,900	Contax Participacoes S.A.	777,062
		14,650,047

See Notes to Financial Statements

28

Number of Shares		Value

Financial: 4.0%
249,717	Banco ABC Brasil S.A.	$1,511,944
405,900	Banco Industrial e Comercial S.A.	782,204
590,113	Banco Panamericano S.A. *	1,414,885
1,183,968	Sul America S.A.	6,940,328
		10,649,361
Utilities: 1.8%
184,550	Cia Energetica do Ceara	3,316,582
504,100	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1,423,277
		4,739,859
Total Preferred Stocks (Cost: $35,238,924)		40,635,658
MONEY MARKET FUND: 0.0% (Cost: $394)
394	Dreyfus Government Cash Management Fund	394
Total Investments Before Collateral for Securities Loaned: 100.1%
(Cost: $310,386,468)		263,826,074
Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 3.1%
(Cost: $8,279,762)
8,279,762	Bank of New York Overnight Government Fund	$8,279,762
Total Investments: 103.2% (Cost: $318,666,230)		272,105,836
Liabilities in excess of other assets: (3.2)%		(8,497,936)
NET ASSETS: 100.0%		$263,607,900

ADR	American Depositary Receipt
AUD	Australian Dollar
BDR	Brazilian Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $7,947,846.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,959,386 which represents 1.1% of net assets.

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$3,996,075	$2,959,386	$–	$6,955,461
Communications	8,921,642	–	–	8,921,642
Consumer, Cyclical	45,157,118	–	–	45,157,118
Consumer, Non-cyclical	71,358,410	–	–	71,358,410
Energy	6,463,605	–	–	6,463,605
Financial	53,822,226	–	–	53,822,226
Industrial	7,975,616	–	–	7,975,616
Technology	2,056,244	–	–	2,056,244
Utilities	20,479,700	–	–	20,479,700
Preferred Stocks*	40,635,658	–	–	40,635,658
Money Market Funds	8,280,156	–	–	8,280,156
Total	$269,146,450	$2,959,386	$–	$272,105,836

*	See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

29

CHINA ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

MONEY MARKET FUNDS: 74.7%
5,022,032	Blackrock Federal Fund (a)	$5,022,032
5,022,032	Dreyfus Government Cash Management Fund (a)	5,022,032
5,022,031	Federated Government Obligation Fund (a)	5,022,031
5,022,032	Fidelity Institutional Money Market Government Fund Class 1 (a)	5,022,032
5,022,032	Western Asset Institutional Government Money Market Fund (a)	5,022,032
Total Money Market Funds (Cost: $25,110,159)		25,110,159
Other assets less liabilities: 25.3%		8,493,257
NET ASSETS: 100.0%		$33,603,416

As of June 30, 2013, the Fund had outstanding swap contract with the following terms:

Total Return Swap Contracts — Long Exposure
Counterparty	Referenced Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	% of Net Assets	Unrealized Depreciation
Credit Suisse Securities (Europe) Limited	CSI 300 Total Return Index	$36,471,420	1.03%	07/15/13	(9.0)%	$(3,021,528)

(a)	All or a portion of these securities are segregated for swap collateral.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Money Market Funds	100.0%	$25,110,159

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Money Market Funds	$25,110,159	$–	$–	$25,110,159
Other Financial Instruments:
Swap Contracts	$–	$(3,021,528)	$–	$(3,021,528)

See Notes to Financial Statements

30

COLOMBIA ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 83.3%
Basic Materials: 1.4%
11,039	Continental Gold Ltd. (CAD) *	$34,638
Consumer, Cyclical: 5.5%
8,244	Almacenes Exito S.A.	137,280
Consumer, Non-cyclical: 5.4%
10,853	Grupo Nutresa S.A.	135,431
Energy: 21.3%
9,209	Canacol Energy Ltd. (CAD) *	25,656
4,956	Ecopetrol S.A. (ADR) †	208,449
18,498	Gran Tierra Energy, Inc. (USD) *	111,173
5,488	Pacific Rubiales Energy Corp. (CAD)	96,381
11,543	Parex Resources, Inc. (CAD) *	45,219
8,019	Petrominerales Ltd. (CAD)	45,749
		532,627
Financial: 27.5%
12,820	BanColombia S.A.	176,121
2,911	BanColombia S.A. (ADR)	164,472
1,669,917	Bolsa de Valores de Colombia	24,679
6,083	Corp Financiera Colombiana S.A.	113,956
10,581	Grupo de Inversiones Suramericana S.A.	205,928
		685,156
Industrial: 10.7%
27,701	Cementos Argos S.A.	115,031
14,323	Grupo Argos S.A.	143,104
2,271,381	Tableros y Maderas de Caldas S.A.	8,144
		266,279
Utilities: 11.5%
23,749	Cia Colombiana de Inversiones S.A.	59,938
29,014	Interconexion Electrica S.A. E.S.P.	114,293
84,167	Isagen S.A. E.S.P. *	112,781
		287,012
Total Common Stocks (Cost: $2,322,437)		2,078,423
Number of Shares		Value

PREFERRED STOCKS: 16.7%
Financial: 12.3%
6,636	Banco Davivienda S.A.	$79,977
158,431	Grupo Aval Acciones y Valores	113,360
5,750	Grupo de Inversiones Suramericana S.A.	113,523
		306,860
Industrial: 4.4%
10,913	Grupo Argos S.A.	109,602
Total Preferred Stocks (Cost: $394,300)		416,462
MONEY MARKET FUND: 3.7% (Cost: $92,745)
92,745	Dreyfus Government Cash Management Fund	92,745
Total Investments Before Collateral for Securities Loaned: 103.7%
(Cost: $2,809,482)		2,587,630
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 7.8%
(Cost: $195,382)
195,382	Bank of New York Overnight Government Fund	195,382
Total Investments: 111.5% (Cost: $3,004,864)		2,783,012
Liabilities in excess of other assets: (11.5)%		(288,105)
NET ASSETS: 100.0%		$2,494,907

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $190,486.

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$2,078,423	$–	$–	$2,078,423
Preferred Stocks*	416,462	–	–	416,462
Money Market Funds	288,127	–	–	288,127
Total	$2,783,012	$–	$–	$2,783,012

*	See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

31

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Basic Materials: 20.2%
2,248,123	Cenatamin Plc (GBP) * † #	$1,087,339
250,891	Egyptian Financial & Industrial Co. *	285,585
1,163,108	Ezz Steel * #	1,292,594
68,052	OCI N.V. (USD) *	1,837,404
758,591	Sidi Kerir Petrochemcials Co.	1,356,296
		5,859,218
Communications: 15.2%
736,880	Orascom Telecom Holding SAE (GDR) * # Reg S	2,076,729
16,086,958	Orascom Telecom Media And Technology Holding SAE	893,803
242,840	Orascom Telecom Media And Technology Holding SAE (GDR) # Reg S	55,760
832,921	Telecom Egypt #	1,371,985
		4,398,277
Consumer, Cyclical: 1.5%
1,249,741	Arab Cotton Ginning Co.	432,643
Consumer, Non-cyclical: 5.6%
1,227,012	Juhayna Food Industries #	1,627,487
Diversified: 6.3%
2,628,251	Egyptian Kuwaiti Holding Co. (USD)	1,839,776
Energy: 9.3%
2,224,512	Circle Oil Plc (GBP) *	552,479
1,135,317	Maridive & Oil Services SAE (USD) *	1,021,785
182,207	Transglobe Energy Corp. (CAD) *	1,126,110
		2,700,374
Financial: 36.5%
4,519,715	Amer Group Holding #	262,701
2,493,424	Citadel Capital Corp. *	877,397
522,957	Commercial International Bank Egypt SAE	2,143,428
1,304,950	Egyptian Financial Group-Hermes Holding SAE *	1,368,279
2,511,563	Egyptian for Tourism Resorts Co. *	246,886
Number of Shares		Value

Financial: (continued)
405,380	National Societe Generale Bank SAE	$1,473,826
3,320,802	Palm Hills Developments SAE * #	766,664
1,745,488	Pioneers Holding * #	702,930
345,846	Six of October Development & Investment Co. *	726,245
3,503,453	Talaat Moustafa Group * #	2,004,493
		10,572,849
Industrial: 5.6%
519,965	El Sewedy Electric Co.	1,300,033
9,872	Orascom Construction Industries (GDR) * Reg S	311,758
		1,611,791
Total Common Stocks (Cost: $38,697,729)		29,042,415
MONEY MARKET FUNDS: 0.2%
30,870	Blackrock Federal Fund	30,870
31,059	Dreyfus Government Cash Management Fund	31,059
Total Money Market Funds (Cost: $61,929)		61,929
Total Investments Before Collateral for Securities Loaned: 100.4%
(Cost: $38,759,658)		29,104,344
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.0%
(Cost: $13,249)
13,249	Bank of New York Overnight Government Fund	13,249
Total Investments: 100.4% (Cost: $38,772,907)		29,117,593
Liabilities in excess of other assets: (0.4)%		(129,846)
NET ASSETS: 100.0%		$28,987,747

CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $12,450.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $11,248,682 which represents 38.8% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

32

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$3,479,285	$2,379,933	$–	$5,859,218
Communications	893,803	3,504,474	–	4,398,277
Consumer, Cyclical	432,643	–	–	432,643
Consumer, Non-cyclical	–	1,627,487	–	1,627,487
Diversified	1,839,776	–	–	1,839,776
Energy	2,700,374	–	–	2,700,374
Financial	6,836,061	3,736,788	–	10,572,849
Industrial	1,611,791	–	–	1,611,791
Money Market Funds	75,178	–	–	75,178
Total	$17,868,911	$11,248,682	$–	$29,117,593

During the period ended June 30, 2013, transfers of securities from Level 1 to Level 2 were $11,145,284 and transfers from Level 2 to Level 1 were $3,955,920. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

33

GERMANY SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 93.3%
Basic Materials: 8.5%
693	H&R WASAG A.G. * #	$7,792
2,022	Salzgitter A.G. #	66,452
1,492	SGL Carbon S.E. #	47,321
4,597	Symrise A.G. #	185,806
		307,371
Communications: 5.8%
2,062	ADVA A.G. Optical Networking * #	10,366
2,321	Drillisch A.G. † #	38,706
6,059	Freenet A.G. #	131,930
4,880	QSC A.G. #	17,608
899	Stroer Out-of-Home Media A.G. * #	8,787
		207,397
Consumer, Cyclical: 12.9%
681	BayWa A.G. #	32,576
940	Beter Bed Holding NV #	17,201
1,009	CTS Eventim A.G. #	40,567
287	Delticom A.G. #	14,455
1,599	ElringKlinger A.G. #	53,212
1,303	Gerry Weber International A.G. #	55,010
486	Grammer A.G. #	14,978
1,307	NORMA Group A.G. #	47,204
4,796	Praktiker A.G. * #	2,837
173	Rational A.G. #	57,837
2,385	SAF-Holland S.A. * #	22,688
331	Tipp24 S.E. * #	19,008
7,297	TUI A.G. * #	86,447
		464,020
Consumer, Non-cyclical: 15.1%
1,151	Algeta ASA (NOK) * #	43,587
293	Bertrandt A.G. #	31,447
1,496	Carl Zeiss Meditec A.G. #	49,499
4,737	Evotec A.G. * #	16,655
844	GFK S.E.	42,780
1,252	Hamburger Hafen und Logistik A.G. #	26,747
1,081	Morphosys A.G. * #	60,597
655	Sixt A.G. #	14,623
2,932	Stada Arzneimittel A.G. #	125,846
4,896	Wirecard A.G. #	133,036
		544,817
Energy: 0.8%
983	CropEnergies A.G.	7,769
2,899	Nordex S.E. * #	20,169
		27,938
Financial: 15.8%
2,234	Aareal Bank A.G. * #	51,946
3,787	CA Immobilien Anlagen A.G. #	43,538
1,411	Comdirect Bank A.G. † #	14,151
3,186	Conwert Immobilien Invest S.E. #	31,463
503	Deutsche Beteiligungs A.G. * #	12,084
2,382	Deutsche Euroshop A.G. #	94,536
7,602	Deutsche Wohnen A.G. #	128,695
1,250	DIC Asset A.G. #	12,402
3,799	GAGFAH S.A. * #	46,767
2,231	GSW Immobilien A.G. † #	86,092
7,650	IVG Immobilien A.G. * † #	2,294
4,330	TAG Immobilien A.G. #	47,129
		571,097
Number of Shares		Value

Industrial: 27.5%
1,773	Aurubis A.G. #	$94,917
1,920	Balda A.G. #	9,957
459	Bauer A.G. #	11,085
1,579	Canadian Solar, Inc. (USD) * †	17,353
419	CENTROTEC Sustainable A.G. #	7,054
4,257	Deutz A.G. * #	25,637
1,292	Duerr A.G. #	77,724
1,568	Gerresheimer A.G. #	90,418
2,531	Gildemeister A.G. #	56,192
11,699	Heidelberger Druckmaschinen A.G. * #	29,003
876	Indus Holding A.G. #	28,327
2,257	Jenoptik A.G. #	27,815
4,825	Kloeckner & Co. S.E. * #	51,429
764	Krones A.G. #	54,251
1,355	KUKA A.G. #	57,126
1,718	Leoni A.G. #	85,082
1,112	LPKF Laser & Electronics A.G. #	17,221
493	Pfeiffer Vacuum Technology A.G. #	50,981
1,728	Rheinmetall A.G. #	80,264
1,486	Rofin-Sinar Technologies, Inc. (USD) *	37,061
529	SMA Solar Technology A.G. #	15,698
4,229	Solarworld A.G. * † #	2,511
224	Vossloh A.G. #	21,116
472	VTG A.G. #	8,381
1,143	Wacker Neuson S.E. #	15,361
5,598	Yingli Green Energy Holding Co. Ltd. (ADR) * †	18,138
		990,102
Technology: 6.9%
4,995	Aixtron S.E. (ADR) *	83,816
541	Bechtle A.G. #	24,764
3,364	Dialog Semiconductor Plc * #	41,949
2,020	Kontron A.G. #	9,176
915	Suss Microtec A.G. * #	9,358
1,444	Wincor Nixdorf A.G. † #	77,995
		247,058
Total Common Stocks (Cost: $3,684,873)		3,359,800
PREFERRED STOCKS: 3.7%
Consumer, Non-cyclical: 1.3%
334	Draegerwerk A.G. & Co. KGaA #	45,624
Industrial: 2.4%
841	Jungheinrich A.G. #	37,429
448	Sartorius A.G.	48,124
		85,553
Total Preferred Stocks (Cost: $121,208)		131,177
REAL ESTATE INVESTMENT TRUSTS: 3.0%
Financial: 3.0%
3,652	Alstria Office A.G.	39,880
4,346	Dundee International	40,578
22,166	Hansteen Holdings Plc #	27,191
Total Real Estate Investment Trusts (Cost: $126,522)		107,649

See Notes to Financial Statements

34

Number of Shares		Value

MONEY MARKET FUND: 2.5% (Cost: $91,097)
91,097	Dreyfus Government Cash Management Fund	$91,097
Total Investments Before Collateral for Securities Loaned: 102.5%
(Cost: $4,023,700)		3,689,723
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 7.1%
(Cost: $256,178)
256,178	Bank of New York Overnight Government Fund	256,178
Total Investments: 109.6% (Cost: $4,279,878)		3,945,901
Liabilities in excess of other assets: (9.6)%		(344,075)
NET ASSETS: 100.0%		$3,601,826

ADR	American Depositary Receipt
NOK	Norwegian Krone
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $244,182.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $3,263,127 which represents 90.6% of net assets.

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$307,371	$–	$307,371
Communications	–	207,397	–	207,397
Consumer, Cyclical	–	464,020	–	464,020
Consumer, Non-cyclical	42,780	502,037	–	544,817
Energy	7,769	20,169	–	27,938
Financial	–	571,097	–	571,097
Industrial	72,552	917,550	–	990,102
Technology	83,816	163,242	–	247,058
Preferred Stocks
Consumer, Non-cyclical	–	45,624	–	45,624
Industrial	48,124	37,429	–	85,553
Real Estate Investment Trusts
Financial	80,458	27,191	–	107,649
Money Market Funds	347,275	–	–	347,275
Total	$682,774	$3,263,127	$–	$3,945,901

During the period ended June 30, 2013, transfers of securities from Level 1 to Level 2 were $190,175. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

35

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.9%
Kuwait: 24.8%
80,000	Abyaar Real Estate Development * #	$16,366
30,000	ALAFCO Aviation Lease and Finance Co. KSCC	30,500
43,750	Boubyan Bank KSC *	95,092
45,000	Boubyan Petrochemicals Co.	97,809
63,503	Burgan Bank	133,573
160,000	Commercial Real Estate Co. KSCC #	54,112
40,000	First Investment Co. KSCC * #	16,446
157,775	Gulf Bank KSC *	215,713
218,834	Kuwait Finance House #	504,392
60,000	Kuwait International Bank	64,154
52,734	Kuwait Investment Projects Co. KSCC	92,435
32,500	Mabanee Co. SAKC	123,050
290,000	Mobile Telecommunications Co. KSC #	676,509
261,465	National Bank of Kuwait SAK	861,620
115,000	National Industries Group Holding S.A. * #	101,637
40,000	National Investments Co. KSCC * #	23,057
73,500	Public Warehousing Co. KSC	162,331
		3,268,796
Oman: 10.1%
423,658	Bank Muscat SAOG	642,640
100,659	Oman Telecommunications Co.	392,178
131,046	Omani Qatari Telecommunications Co. SAOG	166,786
88,341	Renaissance Services SAOG * #	137,618
		1,339,222
Qatar: 26.9%
16,544	Barwa Real Estate Co. QSC #	122,182
8,416	Commercial Bank of Qatar #	160,960
10,985	Doha Bank QSC	142,272
5,562	Gulf International Services OSC #	63,361
12,347	Industries Qatar QSC #	536,594
62,499	Masraf Al Rayan QSC	475,545
2,104	National Leasing #	21,511
4,252	Qatar Electricity & Water Co. QSC	183,488
1,657	Qatar Fuel Co.	114,700
22,857	Qatar Gas Transport Co. Ltd. Nakilat	114,834
4,891	Qatar International Islamic Bank #	71,059
8,439	Qatar Islamic Bank SAQ #	157,703
14,280	Qatar National Bank SAQ #	622,471
4,869	Qatar Navigation	96,163
11,440	Qatar Telecom (Qtel) QSC	378,662
14,337	United Development Co.	90,972
79,075	Vodafone Qatar QSC *	196,792
		3,549,269
Number of Shares		Value

South Korea: 2.3%
4,642	Samsung Engineering Co. Ltd #	$298,918
United Arab Emirates: 33.2%
453,159	Abu Dhabi Commercial Bank #	620,038
440,921	Air Arabia PJSC #	127,967
423,435	Aldar Properties PJSC #	246,723
296,627	Arabtec Holding Co. PJSC * #	163,608
623,773	Dana Gas PJSC * #	92,125
32,008	DP World Ltd. (USD) #	495,020
308,514	Dubai Financial Market PJSC * #	143,736
114,355	Dubai Islamic Bank #	97,184
575,515	Emaar Properties PJSC #	817,522
144,616	First Gulf Bank PJSC #	629,161
25,168	Lamprell PLC (GBP) * #	53,611
207,551	National Bank of Abu Dhabi PJSC #	637,872
202,108	Union National Bank of Abu Dhabi PJSC #	255,221
		4,379,788
United States: 2.6%
42,220	McDermott International, Inc. *	345,360
Total Common Stocks (Cost: $10,686,363)		13,181,353

Principal Amount
CONVERTIBLE BONDS: 0.0%
Oman: 0.0%
$ 20,696	Bank Muscat SAOG 4.50%, 03/20/16	5,644
841	Bank Muscat SAOG 7.00%, 03/20/14	2,479
Total Convertible Bonds (Cost: $8,098)		8,123

Number of Shares
MONEY MARKET FUND: 1.0% (Cost: $128,100)
128,100	Dreyfus Government Cash Management Fund	128,100
Total Investments: 100.9% (Cost: $10,822,561)		13,317,576
Liabilities in excess of other assets: (0.9)%		(119,017)
NET ASSETS: 100.0%		$13,198,559

GBP	British Pound
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $7,964,684 which represents 60.3% of net assets.

See Notes to Financial Statements

36

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	4.7%	$634,403
Communications	13.6	1,810,927
Consumer, Cyclical	2.2	290,298
Consumer, Non-cyclical	3.7	495,020
Diversified	0.7	92,435
Energy	3.5	461,415
Financial	59.9	7,977,920
Industrial	8.5	1,128,736
Utilities	2.2	298,322
Money Market Fund	1.0	128,100
	100.0%	$13,317,576

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Kuwait	$1,876,277	$1,392,519	$–	$3,268,796
Oman	1,201,604	137,618	–	1,339,222
Qatar	1,793,428	1,755,841	–	3,549,269
South Korea	–	298,918	–	298,918
United Arab Emirates	–	4,379,788	–	4,379,788
United States	345,360	–	–	345,360
Convertible Bonds*	–	8,123	–	8,123
Money Market Fund	128,100	–	–	128,100
Total	$5,344,769	$7,972,807	$–	$13,317,576

*	See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2013, transfers of securities from Level 1 to Level 2 were $1,766,426 and transfers from Level 2 to Level 1 were $2,483,736. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

37

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.7%
Basic Materials: 1.5%
83,388	Andhra Pradesh Paper Mills * #	$353,863
634,612	Chambal Fertilizers & Chemicals Ltd. #	385,280
455,727	Gujarat State Fertilisers & Chemicals Ltd. #	466,901
76,139	Jindal Poly Films Ltd. #	184,928
		1,390,972
Communications: 5.7%
139,613	DEN Networks Ltd. * #	428,828
341,130	Hathway Cable & Datacom Ltd. * #	1,580,677
300,212	Mahanagar Telephone Nigam * #	87,409
166,289	Makemytrip Ltd. (USD) *	2,372,944
282,296	Rediff.com India Ltd. (ADR) *	683,156
873,164	Sterlite Technologies Ltd. #	286,662
		5,439,676
Consumer, Cyclical: 20.2%
5,906,119	Alok Industries Ltd. #	686,637
895,953	Amtek Auto Ltd. #	1,052,824
1,063,503	Amtek India Ltd. #	1,192,664
934,534	Arvind Ltd. #	1,221,642
255,893	Bombay Dyeing & Manufacturing Co. Ltd. #	254,770
559,512	Cox & Kings Ltd. #	1,171,386
148,932	Eros International Media Ltd. #	319,010
286,857	Gitanjali Gems Ltd. #	1,123,635
139,878	Jet Airways India Ltd. * #	1,050,166
8,084	MRF Ltd. #	1,751,330
409,663	PC Jeweller Ltd. * #	632,472
1,378,858	Rajesh Exports Ltd. #	2,820,271
134,550	Raymond Ltd. #	559,555
166,814	Shree Ganesh Jewellery House Ltd. #	214,108
373,841	Sobha Developers Ltd. #	2,198,217
1,239,643	SpiceJet Ltd. * #	559,717
51,466	State Trading Corp. India of Ltd. #	77,636
162,021	Timken India Ltd. * #	434,843
25,941	TTK Prestige Ltd. #	1,374,421
1,086,684	TVS Motor Co. Ltd.	600,716
		19,296,020
Consumer, Non-cyclical: 9.2%
693,852	Aurobindo Pharma Ltd. #	2,097,804
2,498,479	Bajaj Hindusthan Ltd. #	607,157
953,049	Balrampur Chini Mills Ltd. *	623,872
417,271	McLeod Russel India Ltd. #	2,026,892
4,565,073	REI Agro Ltd. #	918,472
3,135,049	Shree Renuka Sugars Ltd. * #	842,206
702,390	Sun Pharma Advanced Research Co. Ltd. * #	1,626,274
		8,742,677
Diversified: 2.5%
66,359	Aban Offshore Ltd. #	279,185
133,016	Century Textile & Industries Ltd. #	588,337
497,265	Delta Corp Ltd. #	437,333
1,521,899	Sintex Industries Ltd. #	1,030,106
		2,334,961
Number of Shares		Value

Energy: 6.5%
2,602,602	Gujarat NRE Coke Ltd. #	$604,794
261,171	Hindustan Oil Exploration Co. Ltd. * #	137,471
621,240	Niko Resources Ltd. (CAD)	5,052,599
79,152	Reliance Industrial Infrastructure Ltd. #	447,806
		6,242,670
Financial: 19.7%
731,235	Anant Raj Industries Ltd. #	646,398
43,540	Credit Analysis & Research Ltd.	438,990
463,681	DB Realty Ltd. * #	410,435
929,759	Development Credit Bank Ltd. * #	736,272
647,657	Dewan Housing Finance Corp. Ltd. #	1,731,205
109,789	Financial Technologies India Ltd. #	1,437,159
2,316,141	Housing Development & Infrastructure Ltd. * #	1,443,236
6,969,673	IFCI Ltd. #	3,052,486
1,306,919	India Infoline Ltd. #	1,129,097
1,818,481	Indiabulls Real Estate Ltd. #	1,919,660
1,076,719	JM Financial Ltd. #	493,063
484,668	Karnataka Bank Ltd. #	909,345
3,928,422	Manappuram Finance Ltd. #	699,690
1,119,833	Parsvnath Developers Ltd. * #	606,573
660,050	SKS Microfinance Ltd. * #	1,160,837
2,541,193	SREI Infrastructure Finance Ltd. #	945,681
499,964	United Bank of India Ltd. #	410,187
897,327	Vijaya Bank Ltd. #	676,008
		18,846,322
Industrial: 17.2%
92,209	ABG Shipyard Ltd. * #	462,840
79,379	BEML Ltd. #	206,532
130,670	BGR Energy Systems Ltd. #	283,432
779,814	Era Infra Engineering Ltd. #	1,791,007
432,246	Escorts Ltd. #	533,923
506,102	Gateway Distriparks Ltd. #	930,479
1,792,218	Hindustan Construction Co. Ltd. * #	316,171
1,171,035	India Cements Ltd.	1,120,292
2,105,860	IVRCL Infrastructures & Projects Ltd. * #	529,884
357,152	Jai Corp. Ltd. #	276,791
2,491,025	Jain Irrigation Systems Ltd. #	2,167,153
408,237	Madras Cements Ltd. #	1,559,779
1,809,591	Nagarjuna Construction Co. Ltd. #	733,331
524,316	Praj Industries Ltd. #	339,317
2,057,291	Punj Lloyd Ltd. #	1,201,477
7,774,369	Suzlon Energy Ltd. * #	1,190,865
385,014	Uflex Ltd. #	385,862
309,772	VIP Industries Ltd. #	265,703
946,057	Voltas Ltd. #	1,285,030
1,202,904	Welspun Corp. Ltd. #	877,401
		16,457,269
Technology: 14.2%
501,781	Educomp Solutions Ltd.	298,493
1,650,738	Hexaware Technologies Ltd. #	2,404,991
900,804	KPIT Cummins Infosystems Ltd. #	1,834,448
237,551	MindTree Ltd. #	3,327,368
281,559	NIIT Technologies Ltd. #	1,280,162
483,665	Polaris Software Lab Ltd. #	926,481
845,658	Rolta India Ltd. #	886,449
1,915,644	Vakrangee Software Ltd. #	2,555,568
		13,513,960

See Notes to Financial Statements

38

Number of Shares		Value

Utilities: 3.0%
82,569	BF Utilities Ltd. * #	$269,944
3,762,694	GVK Power & Infrastructure Ltd. * #	461,288
190,132	Kalpataru Power Transmission Ltd. #	218,988
4,819,030	Lanco Infratech Ltd. * #	551,227
1,692,679	PTC India Ltd. #	1,396,557
		2,898,004
Total Common Stocks (Cost: $115,808,624)		95,162,531
MONEY MARKET FUND: 11.6% (Cost: $11,100,389)
11,100,389	Dreyfus Government Cash Management Fund	11,100,389
Total Investments: 111.3% (Cost: $126,909,013)		106,262,920
Liabilities in excess of other assets: (11.3)%		(10,789,830)
NET ASSETS: 100.0%		$95,473,090

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
(a)	Represents consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $83,971,469 which represents 88.0% of net assets.

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$1,390,972	$–	$1,390,972
Communications	3,056,100	2,383,576	–	5,439,676
Consumer, Cyclical	600,716	18,695,304	–	19,296,020
Consumer, Non-cyclical	623,872	8,118,805	–	8,742,677
Diversified	–	2,334,961	–	2,334,961
Energy	5,052,599	1,190,071	–	6,242,670
Financial	438,990	18,407,332	–	18,846,322
Industrial	1,120,292	15,336,977	–	16,457,269
Technology	298,493	13,215,467	–	13,513,960
Utilities	–	2,898,004	–	2,898,004
Money Market Fund	11,100,389	–	–	11,100,389
Total	$22,291,451	$83,971,469	$–	$106,262,920

During the period ended June 30, 2013, transfers of securities from Level 1 to Level 2 were $4,901,259 and transfers from Level 2 to Level 1 were $2,252,494. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

39

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.8%
Basic Materials: 1.6%
10,025,500	Aneka Tambang Tbk PT #	$1,008,265
35,988,500	Borneo Lumbung Energi & Metal Tbk PT * #	1,394,945
15,149,000	Delta Dunia Makmur Tbk PT * #	203,691
36,318,000	G-Resources Group Ltd. (HKD) * #	1,226,731
6,141,500	International Nickel Indonesia Tbk PT #	1,246,425
1,615,006	Intrepid Mines Ltd. (AUD) * #	329,190
		5,409,247
Communications: 13.0%
53,782,500	Bhakti Investama Tbk PT #	2,579,399
17,693,000	Global Mediacom Tbk PT #	3,807,705
3,354,500	Indosat Tbk PT #	1,770,039
15,645,500	Media Nusantara Citra Tbk PT #	4,916,014
589,999	Telekomunikasi Indonesia Tbk PT (ADR)	25,216,557
5,016,000	Tower Bersama Infrastructure Tbk PT * #	2,619,386
7,637,500	XL Axiata Tbk PT #	3,704,971
		44,614,071
Consumer, Cyclical: 10.0%
37,363,000	Astra International Tbk PT #	26,265,623
242,000	Jardine Cycle & Carriage Ltd. (SGD) #	8,085,935
		34,351,558
Consumer, Non-cyclical: 21.3%
1,021,500	Astra Agro Lestari Tbk PT #	2,020,418
21,797,000	Charoen Pokphand Indonesia Tbk PT #	11,254,148
5,400,000	First Pacific Company Ltd. (HKD) #	5,772,339
19,840,000	Golden Agri-Resources Ltd. (SGD) #	8,728,755
1,427,500	Gudang Garam Tbk PT #	7,257,636
3,408,000	Indofood CBP Sukses Makmur Tbk PT #	4,174,040
13,300,000	Indofood Sukses Makmur Tbk PT #	9,810,386
6,305,500	Jasa Marga Persero Tbk PT #	3,827,632
61,221,000	Kalbe Farma Tbk PT #	8,837,681
8,647,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	1,493,566
3,303,500	Unilever Indonesia Tbk PT #	10,202,633
		73,379,234

Number of Shares		Value

Energy: 6.1%
50,368,500	Adaro Energy Tbk PT #	$4,330,427
771,650	Banpu PCL (NVDR) (THB) #	5,976,347
250,482	Bumi Plc (GBP) * #	630,462
49,421,500	Bumi Resources Tbk PT #	2,714,097
1,188,000	Indo Tambangraya Megah Tbk PT #	3,356,345
4,323,500	Medco Energi Internasional Tbk PT #	733,676
2,493,500	Tambang Batubara Bukit Asam Tbk PT #	3,318,567
		21,059,921
Financial: 30.7%
28,419,500	Bank Central Asia Tbk PT #	28,490,035
9,774,848	Bank Danamon Indonesia Tbk PT #	5,748,409
22,772,151	Bank Mandiri Persero Tbk PT #	20,539,040
23,059,432	Bank Negara Indonesia Persero Tbk PT #	9,925,111
28,374,500	Bank Rakyat Indonesia Tbk PT #	22,029,948
27,553,500	Bumi Serpong Damai PT #	4,967,385
6,232,000	Gallant Venture Ltd. (SGD) * #	1,465,171
59,202,000	Lippo Karawaci Tbk PT #	9,045,009
25,845,000	Summarecon Agung Tbk PT #	3,356,680
		105,566,788
Industrial: 11.6%
33,840,500	Alam Sutera Realty Tbk PT #	2,542,378
5,567,500	Indocement Tunggal Prakarsa Tbk PT #	13,670,976
8,800,500	Semen Gresik Persero Tbk PT #	15,114,820
4,611,469	United Tractors Tbk PT #	8,418,693
		39,746,867
Utilities: 5.5%
32,962,000	Perusahaan Gas Negara Tbk PT #	19,055,021
Total Common Stocks (Cost: $373,102,906)		343,182,707
RIGHTS: 0.0% (Cost: $0)
1,007,250	First Pacific Company Ltd. Rights (HKD 8.1, expiring 07/03/13 ) * #	28,440
Total Investments: 99.8% (Cost: $373,102,906)		343,211,147
Other assets less liabilities: 0.2%		860,112
NET ASSETS: 100.0%		$344,071,259

ADR	American Depositary Receipt
AUD	Australian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $317,994,590 which represents 92.4% of net assets.

See Notes to Financial Statements

40

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$5,409,247	$–	$5,409,247
Communications	25,216,557	19,397,514	–	44,614,071
Consumer, Cyclical	–	34,351,558	–	34,351,558
Consumer, Non-cyclical	–	73,379,234	–	73,379,234
Energy	–	18,345,824	2,714,097	21,059,921
Financial	–	105,566,788	–	105,566,788
Industrial	–	39,746,867	–	39,746,867
Utilities	–	19,055,021	–	19,055,021
Rights	–	28,440	–	28,440
Total	$25,216,557	$315,280,493	$2,714,097	$343,211,147

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2013:

Common Stocks
Utilities
Balance as of December 31, 2012	$–
Realized gain (loss)	–
Net change in unrealized depreciation	1,090,305
Purchases	–
Sales	–
Transfers in and/or out of level 3	3,804,402
Balance as of June 30, 2013	$2,714,097

Transfers from Level 2 to Level 3 resulted primarily from limited and suspended trading activity

See Notes to Financial Statements

41

INDONESIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 95.7%
Basic Materials: 2.4%
5,391,500	Delta Dunia Makmur Tbk PT * #	$72,493
574,801	Intrepid Mines Ltd. (AUD) * #	117,163
		189,656
Consumer, Cyclical: 8.6%
6,052,500	Agis Tbk PT * #	243,466
973,300	Energy Earth PCL (THB) #	198,339
665,500	Intraco Penta Tbk PT #	27,029
2,754,500	Waskita Karya Persero Tbk PT * #	212,531
		681,365
Consumer, Non-cyclical: 16.3%
14,338,500	Bakrie Sumatera Plantations Tbk PT #	74,924
1,649,000	BW Plantation Tbk PT #	159,073
2,178,500	Citra Marga Nusaphala Persada Tbk PT #	672,401
745,500	Malindo Feedmill Tbk PT #	273,091
707,000	Sampoerna Agro PT #	116,404
		1,295,893
Energy: 16.4%
19,678,500	Benakat Petroleum Energy Tbk PT * #	264,773
5,758,500	Berau Coal Energy Tbk PT #	110,556
37,652,500	Energi Mega Persada Tbk PT * #	448,417
8,769,000	Exploitasi Energi Indonesia Tbk PT * #	290,522
661,000	Geo Energy Resources Ltd (SGD) * #	193,653
		1,307,921

Number of Shares		Value

Financial: 44.1%
50,107,500	Bakrieland Development Tbk PT * #	$251,227
3,597,500	Bank Bukopin Tbk PT #	259,964
2,954,000	Bank Pembangunan Daerah Jawa Timur Tbk PT #	117,012
2,860,000	Bekasi Fajar Industrial Estate Tbk PT * #	226,772
17,003,500	Kawasan Industri Jababeka Tbk PT * #	604,855
444,000	Lippo Cikarang Tbk PT * #	380,877
3,585,000	Modernland Realty Tbk PT * #	324,001
13,047,000	Panin Financial Tbk PT * #	274,509
20,238,500	Sentul City Tbk PT * #	497,050
4,359,500	Surya Semesta Internusa Tbk PT #	568,191
		3,504,458
Industrial: 7.9%
971,000	Adhi Karya Persero Tbk PT #	324,223
1,157,000	Express Transindo Utama Tbk PT * #	156,946
1,118,500	Pembangunan Perumahan Persero Tbk PT #	151,467
		632,636
Total Common Stocks (Cost: $7,779,455)		7,611,929
REAL ESTATE INVESTMENT TRUST: 4.7% (Cost: $388,589)
Financial: 4.7%
964,000	Lippo Malls Indonesia Retail Trust #	371,025
Total Investments: 100.4% (Cost: $8,168,044)		7,982,954
Liabilities in excess of other assets: (0.4)%		(29,981)
NET ASSETS: 100.0%		$7,952,973

AUD	Australian Dollar
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $7,982,954 which represents 100.4% of net assets.

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$–	$7,611,929	$–	$7,611,929
Real Estate Investment Trust
Financial	–	371,025	–	371,025
Total	$–	$7,982,954	$–	$7,982,954

*	See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

42

ISRAEL ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.5%
Basic Materials: 4.4%
3,936	Frutarom Industries Ltd. #	$59,520
39,640	Israel Chemicals Ltd. #	388,983
		448,503
Communications: 13.6%
3,880	Allot Communications Ltd. (USD) *	53,195
14,840	Amdocs Ltd. (USD)	550,416
6,360	AudioCodes Ltd. (USD) *	28,175
172,704	Bezeq The Israeli Telecommunication Corp. Ltd. #	229,438
6,328	Cellcom Israel Ltd. #	58,231
7,184	Ceragon Networks Ltd. (USD) *	22,558
4,320	Clicksoftware Technologies Ltd. (USD)	36,029
2,952	EZchip Semiconductor Ltd. * #	79,317
5,928	Gilat Satellite Networks Ltd. * #	31,890
5,632	NICE Systems Ltd. #	206,922
8,472	Partner Communications Co. Ltd. #	53,198
912	Silicom Ltd. (USD)	31,263
		1,380,632
Consumer, Cyclical: 1.5%
20,000	888 Holdings Plc (GBP) #	44,729
128	Bayside Land Corp.	28,878
3,728	Cinema City International N.V. (PLN) *	32,173
4,504	Delek Automotive Systems Ltd.	43,934
		149,714
Consumer, Non-cyclical: 31.0%
1,688	Brainsway Ltd. * #	23,599
5,672	Compugen Ltd. (USD) *	30,799
5,368	Evogene Ltd. *	32,868
3,184	Given Imaging Ltd. (USD) *	44,608
3,488	Kamada Ltd. * #	38,743
4,512	Mazor Robotics Ltd. * #	32,015
3,512	Nitsba Holdings Ltd. * #	41,867
3,488	Osem Investments Ltd. #	72,733
7,648	Perrigo Co. (USD)	925,408
2,136	PhotoMedex, Inc. (USD) *	34,048
11,344	Pluristem Therapeutics, Inc. (USD) *	34,713
6,792	PROLOR Biotech, Inc. (USD) *	42,722
10,080	Protalix BioTherapeutics, Inc. (USD) *	49,493
976	Rami Levi Chain Stores Hashikma Marketing Ltd. #	45,244
11,040	Shufersal Ltd. #	38,956
1,632	SodaStream International Ltd. (USD) *	118,565
3,992	Strauss Group Ltd. #	61,064
4,992	Syneron Medical Ltd. (USD) *	43,430
1,608	Taro Pharmaceutical Industries Ltd. (USD) *	89,887
34,120	Teva Pharmaceutical Industries Ltd. #	1,334,354
		3,135,116
Diversified: 1.0%
11,024	Clal Industries Ltd. #	46,116
1,272	FIBI Holdings Ltd. *	26,458
1,896	Koor Industries Ltd. * #	27,552
		100,126
Energy: 4.1%
3,200	Alon USA Energy, Inc. (USD)	46,272
96	Delek Energy Systems Ltd. * #	46,071
4,120	Delek US Holdings, Inc. (USD)	118,574
1,264	Jerusalem Oil Exploration * #	35,395

Number of Shares		Value

Energy: (continued)
105,752	Oil Refineries Ltd. * #	$47,088
7,384	Ormat Industries * #	40,611
488	Paz Oil Co. Ltd. * #	75,767
		409,778
Financial: 20.3%
15,296	Africa Israel Investments Ltd. * #	33,261
2,560	Africa Israel Properties Ltd. * #	28,616
13,032	Amot Investments Ltd. #	34,047
3,088	Azrieli Group #	91,208
90,920	Bank Hapoalim B.M. * #	410,005
118,680	Bank Leumi Le-Israel B.M. * #	391,751
3,272	Clal Insurance Enterprises Holdings Ltd. #	52,825
392	Delek Group Ltd. #	101,118
6,104	Discount Investment Corp. * #	21,976
5,784	First International Bank of Israel Ltd. #	81,952
8,032	Gazit-Globe Ltd. #	104,385
1,296	Harel Insurance Investments & Financial Services Ltd. #	63,765
328	Israel Corp. Ltd. * #	195,405
77,280	Israel Discount Bank Ltd. * #	128,599
3,760	Jerusalem Economy Ltd. #	26,647
1,808	Melisron Ltd. #	38,078
3,608	Menorah Mivtachim Holdings Ltd. * #	35,520
39,712	Migdal Insurance & Financial Holding Ltd. #	62,287
12,456	Mizrahi Tefahot Bank Ltd. * #	124,612
10,072	Phoenix Holdings Ltd. #	33,207
		2,059,264
Industrial: 2.8%
1,352	Caesarstone Sdot-Yam Ltd. (USD) *	36,815
2,264	Elbit Systems Ltd. #	95,026
2,280	Ituran Location and Control Ltd. #	37,902
4,504	Orbotech Ltd. (USD) *	56,030
25,656	Shikun & Binui Ltd. #	56,462
		282,235
Technology: 20.3%
5,120	Babylon Ltd. #	29,501
2,696	Ceva, Inc. (USD) *	52,195
14,216	Check Point Software Technologies Ltd. (USD) *	706,251
3,856	DSP Group, Inc. (USD) *	32,043
2,016	Imperva, Inc. (USD) *	90,801
6,792	LivePerson, Inc. (USD) *	60,822
3,776	Mellanox Technologies Ltd. (USD) *	186,912
3,632	Nova Measuring Instruments Ltd. * #	33,668
13,288	Playtech Ltd. (GBP) #	121,165
4,616	Radware Ltd. (USD) *	63,655
2,880	Stratasys Ltd. (USD) *	241,171
15,128	VeriFone Systems, Inc. (USD) *	254,302
5,016	Verint Systems, Inc. (USD) *	177,917
		2,050,403
Utilities: 0.5%
2,264	Ormat Technologies, Inc. (USD)	53,249
Total Common Stocks (Cost: $10,067,790)		10,069,020

See Notes to Financial Statements

43

ISRAEL ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

REAL ESTATE INVESTMENT TRUST: 0.5% (Cost: $52,092)
Financial: 0.5%
8,448	Alony Hetz Properties & Investments Ltd. #	$52,923
Total Investments: 100.0% (Cost: $10,119,882)		10,121,943
Other assets less liabilities: 0.0%		1,345
NET ASSETS: 100.0%		$10,123,288

GBP	British Pound
PLN	Polish Zloty
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $5,645,314 which represents 55.8% of net assets.

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$448,503	$–	$448,503
Communications	721,636	658,996	–	1,380,632
Consumer, Cyclical	104,985	44,729	–	149,714
Consumer, Non-cyclical	1,446,541	1,688,575	–	3,135,116
Diversified	26,458	73,668	–	100,126
Energy	164,846	244,932	–	409,778
Financial	–	2,059,264	–	2,059,264
Industrial	92,845	189,390	–	282,235
Technology	1,866,069	184,334	–	2,050,403
Utilities	53,249	–	–	53,249
Real Estate Investment Trust
Financial	–	52,923	–	52,923
Total	$4,476,629	$5,645,314	$–	$10,121,943

See Notes to Financial Statements

44

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 92.2%
Argentina: 1.0%
1,998	Banco Macro S.A. (ADR) *	$28,671
3,555	Cresud S.A.C.I.F. y A (ADR)	26,414
7,141	Grupo Financiero Galicia S.A. (ADR) †	36,633
		91,718
Australia: 0.6%
91,394	Beadell Resources Ltd. * #	42,639
87,626	Mirabela Nickel Ltd. * † #	6,831
		49,470
Bermuda: 0.2%
8,450	GP Investments Ltd. (BDR) (BRL) *	15,716
Brazil: 34.6%
4,800	Abril Educacao S.A.	83,895
7,050	Aliansce Shopping Centers S.A.	61,611
13,100	Alupar Investimento S.A. *	110,842
5,245	American Banknote S.A.	76,723
3,800	Arezzo Industria e Comercio S.A.	57,817
3,650	Autometal S.A.	29,509
5,471	B2W Cia Global Do Varejo *	16,060
13,250	Brasil Brokers Participacoes S.A.	38,895
9,300	Brasil Insurance Participacoes e Administracao S.A.	91,277
19,400	Brazil Pharma S.A. *	89,203
33,469	Brookfield Incorporacoes S.A. *	22,499
20,300	Diagnosticos da America S.A.	105,260
8,500	Direcional Engenharia S.A.	51,236
11,733	Equatorial Energia S.A.	97,278
26,650	Estacio Participacoes S.A.	191,095
6,650	Eternit S.A.	28,163
24,350	Even Construtora e Incorporadora S.A.	85,992
8,700	EZ Tec Empreendimentos e Participacoes S.A.	106,754
7,100	Fleury S.A.	57,911
23,918	Gafisa S.A. (ADR) * †	60,034
8,629	Gol Linhas Aereas Inteligentes S.A. (ADR) * †	28,907
11,070	Helbor Empreendimentos S.A.	42,864
27,800	HRT Participacoes em Petroleo S.A. *	32,642
5,900	Iguatemi Empresa de Shopping Centers S.A.	58,118
5,900	International Meal Co. Holdings S.A. *	56,347
7,950	Iochpe Maxion S.A.	85,829
10,050	JHSF Participacoes S.A.	27,969
5,000	Julio Simoes Logistica S.A.	32,581
6,900	Light S.A.	48,085
2,100	Linx S.A.	33,881
23,400	LLX Logistica S.A. *	10,382
5,820	LPS Brasil Consultoria de Imoveis S.A.	47,210
8,450	Magazine Luiza S.A. *	20,374
19,350	Magnesita Refratarios S.A.	56,107
3,700	Mahle-Metal Leve S.A. Industria e Comercio	41,073
8,750	Mills Estruturas e Servicos de Engenharia S.A.	118,465
9,900	Minerva S.A. *	46,054
32,800	MMX Mineracao e Metalicos S.A. *	21,608
29,200	MRV Engenharia e Participacoes S.A.	84,537
6,200	OSX Brasil S.A. *	3,890
14,100	Paranapanema S.A. *	28,373
124,500	PDG Realty S.A. Empreendimentos e Participacoes *	117,729
3,000	Positivo Informatica S.A.	5,203
7,700	QGEP Participacoes S.A.	38,304

Number of Shares		Value

Brazil: (continued)
6,800	Restoque Comercio e Confeccoes de Roupas S.A.	$24,654
27,848	Rossi Residencial S.A. *	36,443
5,300	Santos Brasil Participacoes S.A.	69,262
5,800	Sao Martinho S.A.	66,907
5,650	SLC Agricola S.A.	47,907
3,800	Smiles S.A. *	41,724
2,950	Sonae Sierra Brasil S.A.	32,258
2,900	T4F Entretenimento S.A. *	10,098
2,950	Technos S.A.	22,105
7,550	Tecnisa S.A. *	28,828
2,650	Tegma Gestao Logistica S.A.	29,453
2,000	UNICASA Industria de Moveis S.A.	5,835
22,086	Vanguarda Agro S.A. *	37,019
		3,001,079
Canada: 18.4%
13,482	Alamos Gold, Inc.	163,317
16,275	Argonaut Gold, Inc. *	88,052
5,023	Aurcana Corp. *	6,687
28,686	AuRico Gold, Inc. (USD) †	125,358
75,082	B2Gold Corp. *	159,916
8,681	Bear Creek Mining Corp. *	14,032
10,052	Canacol Energy Ltd. *	28,005
26,887	Capstone Mining Corp. *	45,762
14,520	Colossus Minerals, Inc. *	16,844
12,049	Continental Gold Ltd. *	37,807
11,585	Endeavour Silver Corp. (USD) *	39,737
12,636	First Majestic Silver Corp. (USD) *	133,815
14,561	Fortuna Silver Mines, Inc. *	48,458
31,327	Gran Tierra Energy, Inc. (USD) *	188,275
14,924	Great Panther Silver Ltd. (USD) *	11,268
4,473	MAG Silver Corp. *	26,157
30,047	McEwen Mining, Inc. (USD) *	50,479
12,599	Parex Resources, Inc. *	49,356
8,752	Petrominerales Ltd.	49,931
9,121	Primero Mining Corp. *	40,761
20,439	Rio Alto Mining Ltd. *	37,897
9,184	Sandstorm Gold Ltd. (USD) *	53,726
23,054	Scorpio Mining Corp. *	7,453
9,384	Silver Standard Resources, Inc. (USD) * †	59,495
31,462	Sulliden Gold Corp. Ltd. *	23,633
70,479	Torex Gold Resources, Inc. * †	89,129
		1,595,350
Chile: 9.7%
18,481	Administradora de Fondos de Pensiones Provida S.A.	105,273
38,348	AFP Habitat S.A.	56,384
37,646	AquaChile S.A. *	23,563
35,729	Besalco S.A.	51,162
547,066	Cia Sud Americana de Vapores S.A. *	36,288
30,381	Cruz Blanca Salud S.A.	25,714
13,586	Empresas Hites S.A.	10,673
262,614	Empresas Iansa S.A.	14,060
33,700	Inversiones Aguas Metropolitanas S.A.	65,801
270,014	Masisa S.A. #	24,448
41,649	Parque Arauco S.A.	90,996
103,492	Ripley Corp. S.A.	91,056
39,664	Salfacorp S.A.	51,137

See Notes to Financial Statements

45

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Chile: (continued)
611,000	Sociedad Matriz SAAM S.A.	$64,341
66,842	Vina Concha y Toro S.A.	130,587
		841,483
Luxembourg: 0.6%
8,379	Adecoagro S.A. (USD) *	52,369
Mexico: 13.4%
71,812	Alsea S.A.B de C.V.	170,255
145,550	Axtel S.A.B. de C.V. *	50,211
38,100	Banregio Grupo Financiero S.A.B. de C.V.	201,270
68,900	Bolsa Mexicana de Valores S.A.B. de C.V. †	171,327
7,500	Cia Minera Autlan S.A.B de C.V.	4,804
151,050	Consorcio ARA S.A.B. de C.V. *	54,906
54,750	Corp GEO S.A.B de C.V. *	23,240
45,200	Credito Real S.A.B. de C.V. *	74,999
1,756	Desarrolladora Homex S.A.B. de C.V. (ADR) * †	6,550
11,646	Empresas ICA S.A.B. de C.V. (ADR) * †	87,694
16,400	Gruma, S.A.B. de C.V. *	74,549
53,300	Grupo Aeromexico S.A.B. de C.V. *	67,872
7,950	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	26,076
17,850	Grupo Famsa S.A.B. de C.V. *	31,009
9,250	Grupo Simec S.A.B de C.V. *	40,691
128,200	TV Azteca S.A. de C.V.	67,872
46,500	Urbi Desarrollos Urbanos S.A.B. de C.V. *	8,469
		1,161,794
Panama: 0.7%
2,823	Banco Latinoamericano de Comercio Exterior S.A. (USD)	63,207
Peru: 0.8%
93,341	Ferreyros S.A.	70,459
Puerto Rico: 3.0%
3,524	EVERTEC, Inc. *	77,422
9,826	First Bancorp * †	69,568
3,977	OFG Bancorp	72,023
1,834	Triple-S Management Corp. *	39,376
		258,389
United Kingdom: 0.8%
97,628	Amerisur Resources Plc *	58,653
63,624	Patagonia Gold Plc * #	9,218
		67,871
United States: 8.4%
669	Apco Oil and Gas International, Inc. *	7,714
11,774	BPZ Resources, Inc. *	21,075
11,792	Coeur d’Alene Mines Corp. *	156,834
3,391	First Cash Financial Services, Inc. *	166,871
4,382	Fresh Del Monte Produce, Inc.	122,170
3,653	Gold Resource Corp. †	31,818
4,585	Harvest Natural Resources, Inc. *	14,214
13,670	International Minerals Corp. (CHF) * #	26,899
19,990	NII Holdings, Inc. * †	133,333

Number of Shares		Value

United States: (continued)
2,667	Superior Industries International, Inc.	$45,899
		726,827
Total Common Stocks (Cost: $10,384,135)		7,995,732
PREFERRED STOCKS: 3.6%
Brazil: 3.3%
4,139	Banco ABC Brasil S.A.	25,060
5,700	Banco Daycoval S.A.	23,374
6,750	Banco Industrial e Comercial S.A.	13,008
9,887	Banco Panamericano S.A. *	23,706
2,900	Cia de Ferro Ligas da Bahia	16,363
3,100	Cia Energetica do Ceara	55,711
7,550	Contax Participacoes S.A.	12,925
8,400	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	23,717
13,950	Randon Implementos e Participacoes S.A.	75,397
1,050	Saraiva S.A. Livreiros Editores	13,646
		282,907
Chile: 0.3%
11,765	Coca-Cola Embonor S.A.	31,494
Total Preferred Stocks (Cost: $403,352)		314,401
REAL ESTATE INVESTMENT TRUSTS: 4.2%
Mexico: 4.2%
27,900	Asesor de Activos Prisma S.A.P.I. de C.V.	40,911
55,100	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	109,924
62,000	Mexico Real Estate Management S.A. de C.V.	133,977
37,000	TF Administradora Industrial, S. de R.L. de C.V.	77,327
Total Real Estate Investment Trusts (Cost: $348,714)		362,139
MONEY MARKET FUND: 0.9% (Cost: $76,023)
76,023	Dreyfus Government Cash Management Fund	76,023
Total Investments Before Collateral for Securities Loaned: 100.9%
(Cost: $11,212,224)		8,748,295
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 8.0%
(Cost: $692,927)
692,927	Bank of New York Overnight Government Fund	692,927
Total Investments: 108.9% (Cost: $11,905,151)		9,441,222
Liabilities in excess of other assets: (8.9)%		(773,230)
NET ASSETS: 100.0%		$8,667,992

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
CHF	Swiss Franc
USD	United States Dollar

See Notes to Financial Statements

46

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $662,190.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $110,035 which represents 1.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	19.3%	$1,690,309
Communications	3.2	281,122
Consumer, Cyclical	15.4	1,343,164
Consumer, Non-cyclical	18.3	1,605,430
Energy	6.0	525,188
Financial	25.2	2,205,752
Industrial	6.7	585,992
Technology	0.4	33,881
Utilities	4.6	401,434
Money Market Fund	0.9	76,023
	100.0%	$8,748,295

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$91,718	$–	$–	$91,718
Australia	–	49,470	–	49,470
Bermuda	15,716	–	–	15,716
Brazil	3,001,079	–	–	3,001,079
Canada	1,595,350	–	–	1,595,350
Chile	817,035	24,448	–	841,483
Luxembourg	52,369	–	–	52,369
Mexico	1,161,794	–	–	1,161,794
Panama	63,207	–	–	63,207
Peru	70,459	–	–	70,459
Puerto Rico	258,389	–	–	258,389
United Kingdom	58,653	9,218	–	67,871
United States	699,928	26,899	–	726,827
Preferred Stocks *	314,401	–	–	314,401
Real Estate Investment Trusts
Mexico	362,139	–	–	362,139
Money Market Funds	768,950	–	–	768,950
Total	$9,331,187	$110,035	$–	$9,441,222

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

47

POLAND ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.4%
Basic Materials: 8.1%
40,635	KGHM Polska Miedz S.A. #	$1,474,052
357,007	Synthos S.A. #	488,399
		1,962,451
Communications: 10.3%
157,166	Cyfrowy Polsat S.A. *	875,150
158,122	Netia S.A. * #	197,522
484,994	Telekomunikacja Polska S.A. † #	1,109,854
99,175	TVN S.A. † #	297,443
		2,479,969
Consumer, Non-cyclical: 9.7%
64,194	Eurocash S.A. †	1,131,129
58,094	Jeronimo Martins, SGPS S.A. (EUR) #	1,222,727
		2,353,856
Energy: 18.6%
56,788	Grupa Lotos S.A. * #	610,868
34,954	Jastrzebska Spolka Weglowa S.A. #	672,768
19,303	Lubelski Wegiel Bogdanka S.A. * #	583,388
98,557	Polski Koncern Naftowy Orlen S.A. * † #	1,377,269
713,844	Polskie Gornictwo Naftowe I Gazownictwo S.A. * #	1,243,858
		4,488,151
Financial: 38.7%
30,389	Bank Handlowy w Warszawie S.A. #	846,782
327,277	Bank Millennium S.A. * #	512,134
33,825	Bank Pekao S.A. † #	1,522,719
9,801	BRE Bank S.A. † #	1,123,035
912,238	Get Bank S.A. * #	509,052
231,256	Getin Holding S.A. † #	193,908
127,763	Globe Trade Centre S.A. * #	314,745
193,181	PKO Bank Polski S.A. † #	2,064,039
Number of Shares		Value

Financial: (continued)
16,027	Powszechny Zaklad Ubezpieczen S.A. #	$1,969,603
25,272	Warsaw Stock Exchange #	289,054
		9,345,071
Industrial: 0.2%
719,802	Polimex-Mostostal S.A. * #	47,535
Technology: 2.7%
51,736	Asseco Poland S.A. #	660,091
Utilities: 12.1%
123,206	Enea S.A. #	489,287
277,989	Polska Grupa Energetyczna S.A. #	1,284,429
880,443	Tauron Polska Energia S.A. #	1,137,100
		2,910,816
Total Common Stocks (Cost: $31,189,571)		24,247,940
MONEY MARKET FUND: 0.0% (Cost: $128)
128	Dreyfus Government Cash Management Fund	128
Total Investments Before Collateral for Securities Loaned: 100.4%
(Cost: $31,189,699)		24,248,068
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 20.9%
(Cost: $5,053,599)
5,053,599	Bank of New York Overnight Government Fund	5,053,599
Total Investments: 121.3% (Cost: $36,243,298)		29,301,667
Liabilities in excess of other assets: (21.3)%		(5,150,904)
NET ASSETS: 100.0%		$24,150,763

EUR	Euro
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,794,412.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $22,241,661 which represents 92.1% of net assets.

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$–	$1,962,451	$–	$1,962,451
Communications	875,150	1,604,819	–	2,479,969
Consumer, Non-cyclical	1,131,129	1,222,727	–	2,353,856
Energy	–	4,488,151	–	4,488,151
Financial	–	9,345,071	–	9,345,071
Industrial	–	47,535	–	47,535
Technology	–	660,091	–	660,091
Utilities	–	2,910,816	–	2,910,816
Money Market Funds	5,053,727	–	–	5,053,727
Total	$7,060,006	$22,241,661	$–	$29,301,667

See Notes to Financial Statements

48

RUSSIA ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 94.1%
Basic Materials: 15.0%
2,283,542	Evraz Plc (GBP) † #	$3,359,334
4,425,959	JSC MMC Norilsk Nickel (ADR) #	63,772,289
847,986	Magnitogorsk Iron & Steel Works (GDR) † # Reg S	2,511,407
1,026,950	Mechel OAO (ADR) *	2,957,616
591,428	Novolipetsk Steel (GDR) † # Reg S	7,768,959
1,019,616	Petropavlovsk Plc (GBP) † #	1,391,123
1,400,089	Polymetal International (GBP) #	9,662,510
4,702,032	Polyus Gold International Ltd. (GBP) #	14,337,344
1,240,005	Severstal OAO (GDR) * † # Reg S	7,916,661
10,734,000	United Company RUSAL Plc (HKD) * † #	4,138,025
1,402,675	Uralkali OJSC (GDR) † # Reg S	46,309,722
		164,124,990
Communications: 17.1%
412,511	CTC Media, Inc. (USD)	4,587,122
344,387	Mail.ru Group Ltd. (GDR) Reg S	9,870,131
699,234	MegaFon OAO (GDR) * † # Reg S	21,901,918
2,666,715	Mobile TeleSystems OJSC (ADR)	50,507,582
1,625,084	Rostelecom OJSC (ADR) † #	26,016,857
1,224,350	Sistema JSFC (GDR) † # Reg S	24,166,174
1,733,578	VimpelCom Ltd. (ADR)	17,439,795
1,198,896	Yandex N.V. (USD) *	33,125,496
		187,615,075
Consumer, Non-cyclical: 9.3%
276,110	Global Ports Investments Plc (GDR) # Reg S	3,669,886
1,282,341	Magnit OAO (GDR) * † # Reg S	73,204,211
284,504	O’Key Group S.A. (GDR) † # Reg S	3,204,721
490,126	Pharmstandard (GDR) * † # Reg S	10,321,211
612,585	X5 Retail Group N.V. (GDR) * † # Reg S	11,076,995
		101,477,024
Energy: 37.1%
725,445	Alliance Oil Co. Ltd. (SEK) * #	3,944,155
227,605	Eurasia Drilling Co. Ltd. (GDR) † # Reg S	8,464,857
1,304,661	Lukoil (ADR) #	74,767,998
626,190	Novatek OAO (GDR) † # Reg S	74,733,519
12,457,476	OAO Gazprom (ADR) * † #	81,804,744
883,971	Raspadskaya OAO (USD) *	823,941
8,391,392	Rosneft Oil Co. (GDR) #	57,417,227
6,295,584	Surgutneftegas OJSC (ADR) * #	49,243,800
1,495,114	Tatneft (ADR) * #	54,298,611
		405,498,852
Number of Shares		Value

Financial: 11.0%
1,198,270	LSR Group (GDR) Reg S	$5,008,769
7,347,248	Sberbank of Russia (ADR) * #	83,365,718
11,419,360	VTB Bank OJSC (GDR) * † # Reg S	32,286,402
		120,660,889
Industrial: 1.4%
718,121	Globaltrans Investment Plc (GDR) † Reg S	9,866,983
462,610	OAO TMK (GDR) # Reg S	5,348,878
		15,215,861
Utilities: 3.2%
79,256,704	E.ON Russia JSC (USD)	5,728,358
1,769,907,871	Federal Grid Co. Unified Energy System JSC (USD) *	5,492,024
143,930,908	IDGC Holding JSC (USD) *	4,769,439
16,769,692,515	Inter Rao Ues OAO (USD) *	6,640,798
7,410,870	Irkutsk Electronetwork Co. JSC (USD) # §	333,489
41,643,107	Mosenergo OAO (USD)	1,355,900
7,612,390	RusHydro OAO (ADR) * † #	11,128,819
		35,448,827
Total Common Stocks (Cost: $1,389,465,378)		1,030,041,518
PREFERRED STOCKS: 5.8%
Energy: 4.4%
10,824	AK Transneft OAO (USD)	23,625,443
39,266,550	Surgutneftegas OJSC (USD)	24,669,171
		48,294,614
Financial: 1.4%
6,983,909	Sberbank of Russia (USD)	14,864,168
Total Preferred Stocks (Cost: $61,781,187)		63,158,782
Total Investments Before Collateral for Securities Loaned: 99.9%
(Cost: $1,451,246,565)		1,093,200,300
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 15.0%
(Cost: $164,335,475)
164,335,475	Bank of New York Overnight Government Fund	164,335,475
Total Investments: 114.9% (Cost: $1,615,582,040)		1,257,535,775
Liabilities in excess of other assets: (14.9)%		(163,459,972)
NET ASSETS: 100.0%		$1,094,075,803

See Notes to Financial Statements

49

RUSSIA ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
SEK	Swedish Krona
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $151,257,296.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $871,867,564 which represents 79.7% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $333,489 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$2,957,616	$161,167,374	$–	$164,124,990
Communications	115,530,126	72,084,949	–	187,615,075
Consumer, Non-cyclical	–	101,477,024	–	101,477,024
Energy	823,941	404,674,911	–	405,498,852
Financial	5,008,769	115,652,120	–	120,660,889
Industrial	9,866,983	5,348,878	–	15,215,861
Utilities	23,986,519	11,128,819	333,489	35,448,827
Preferred Stocks*	63,158,782	–	–	63,158,782
Money Market Fund	164,335,475	–	–	164,335,475
Total	$385,668,211	$871,534,075	$333,489	$1,257,535,775

*	See Schedule of Investments for security type and industry sector breakouts.

During the period ended June 30, 2013, transfers of securities from Level 1 to Level 2 were $16,029,285 and transfers from Level 2 to Level 1 were $28,481,203. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2013:

Common Stocks
Utilities
Balance as of December 31, 2012	$277,578
Realized gain (loss)	–
Net change in unrealized appreciation (depreciation)	55,911
Purchases	–
Sales	–
Transfers in and/or out of level 3	–
Balance as of June 30, 2013	$333,489

See Notes to Financial Statements

50

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value

COMMON STOCKS: 92.4%
Basic Materials: 8.9%
6,466	Acron JSC (USD)	$244,876
77,823	Highland Gold Mining Ltd. (GBP)	63,443
558,000	IRC Ltd. (HKD) * #	60,713
145,265	Mechel OAO (ADR) * †	418,363
144,226	Petropavlovsk Plc (GBP) #	196,776
		984,171
Communications: 9.1%
44,169	CTC Media, Inc. (USD)	491,159
2,997,065	Quindell Portfolio Plc (GBP) * #	523,709
		1,014,868
Consumer, Cyclical: 5.5%
354,349	Aeroflot - Russian Airlines OJSC (USD)	611,729
Consumer, Non-cyclical: 16.7%
114,817	ITE Group Plc (GBP) #	520,340
40,242	O’Key Group S.A. (GDR) † # Reg S	453,296
41,758	Pharmstandard (GDR) * † # Reg S	879,352
		1,852,988
Energy: 6.5%
88,140	Alliance Oil Co. Ltd. (SDR) (SEK) * #	479,206
41,869	Exillon Energy Plc (GBP) * #	81,894
126,201	Raspadskaya OAO (USD) *	117,631
83,100	RusPetro Plc (GBP) * †	37,811
		716,542
Financial: 20.3%
119,379	Etalon Group Ltd. (GDR) * † # Reg S	412,656
169,499	LSR Group (GDR) Reg S	708,506
250,249	PIK Group (GDR) * † # Reg S	487,882
419,267	Raven Russia Ltd. (GBP) #	443,893
42,216	Vostok Nafta Investment Ltd. (SEK)	202,653
		2,255,590
Number of Shares		Value

Industrial: 14.9%
36,381	Globaltrans Investment Plc (GDR) Reg S	$499,875
64,010	Novorossiysk Commercial Sea Port (GDR) † Reg S	401,663
65,437	OAO TMK (GDR) # Reg S	756,608
		1,658,146
Utilities: 10.5%
20,548,300	IDGC Holding JSC (USD) *	680,909
5,944,800	Mosenergo OAO (USD)	193,563
40,742,700	OGK-2 OAO (USD) *	297,096
		1,171,568
Total Common Stocks (Cost: $11,868,992)		10,265,602
PREFERRED STOCK: 7.7%
Energy: 7.7% (Cost: $669,575)
394	AK Transneft OAO (USD)	859,980
MONEY MARKET FUND: 4.1% (Cost: $459,659)
459,659	Dreyfus Government Cash Management Fund	459,659
Total Investments Before Collateral for Securities Loaned: 104.2%
(Cost: $12,998,226)		11,585,241
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 13.3%
(Cost: $1,471,675)
1,471,675	Bank of New York Overnight Government Fund	1,471,675
Total Investments: 117.5% (Cost: $14,469,901)		13,056,916
Liabilities in excess of other assets: (17.5)%		(1,941,427)
NET ASSETS: 100.0%		$11,115,489

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
SDR	Special Drawing Right
SEK	Swedish Krona
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,402,249.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $5,296,325 which represents 47.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

51

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$726,682	$257,489	$–	$984,171
Communications	491,159	523,709	–	1,014,868
Consumer, Cyclical	611,729	–	–	611,729
Consumer, Non-cyclical	–	1,852,988	–	1,852,988
Energy	155,442	561,100	–	716,542
Financial	911,159	1,344,431	–	2,255,590
Industrial	901,538	756,608	–	1,658,146
Utilities	1,171,568	–	–	1,171,568
Preferred Stock
Energy	859,980	–	–	859,980
Money Market Funds	1,931,334	–	–	1,931,334
Total	$7,760,591	$5,296,325	$–	$13,056,916

During the period ended June 30, 2013, transfers of securities from Level 1 to Level 2 were $1,323,129 and transfers from Level 2 to Level 1 were $1,010,600. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

52

VIETNAM ETF
SCHEDULE OF INVESTMENTS
June 30, 2013 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 97.8%
Basic Materials: 6.4%
4	Hoa Sen Group #	$8
12,748,720	PetroVietnam Fertilizer & Chemical JSC	24,048,517
		24,048,525
Consumer, Cyclical: 7.3%
23,668,854	Minor International PCL (NVDR) (THB) #	18,796,771
7,190,516	Parkson Holdings Bhd (MYR)	8,875,775
		27,672,546
Consumer, Non-cyclical: 7.4%
20,743,000	Charoen Pokphand Foods (NVDR) (THB) #	17,174,991
21,435,986	Ocean Group JSC ‡ #	10,576,249
		27,751,240
Energy: 18.2%
3,449,323	Oil and Natural Gas Corp. Ltd. (INR) #	19,121,529
33,625,068	Petrovietnam Construction Co. ‡ *	7,928,571
5,299,996	PetroVietnam Drilling & Well Services JSC #	11,777,392
3,424,438	Premier Oil Plc (GBP) #	17,322,678
2,315,868	Soco International Plc (GBP) * #	12,277,800
		68,427,970
Financial: 32.5%
22,635,768	Bank for Foreign Trade of Vietnam JSC	29,889,248
13,405,646	Bao Viet Holdings #	26,594,374
5,420,715	HAGL JSC *	5,291,620
15,131,282	PetroVietnam Finance JSC #	5,410,470
21,000,781	Saigon Thuong Tin Commercial JSB	17,331,463
37,677,119	Tan Tao Investment Industry Corp. ‡ * #	12,028,007
2	Vietnam Joint Stock Commercial Bank for Industry and Trade *	2
8,754,944	Vingroup JSC * #	25,768,583
		122,313,767

Number
of Shares		Value

Industrial: 20.2%
6	Development Investment Construction Corp. #	$3
12,258,690	Gamuda Bhd (MYR) #	18,366,265
6,633,516	Gemadept Corp. ‡ * #	7,879,430
5,284,020	Hoa Phat Group JSC #	7,009,093
25,086,550	Petroleum Technical Services Corp. ‡ #	18,436,528
6,244,230	Song Da Urban & Industrial Zone Investment & Development JSC ‡ * #	4,089,794
37,081,297	Viet Nam Construction & Import-Export JSC ‡ * #	20,207,197
		75,988,310
Utilities: 5.8%
19,991,980	Pha Lai Thermal Power JSC ‡ #	22,045,424
Total Common Stocks (Cost: $348,483,497)		368,247,782
CLOSED-END FUND: 2.6% (Cost: $8,192,967)
4,591,847	VinaCapital Vietnam Opportunity Fund (USD)*	9,757,675
Total Investments: 100.4%
(Cost: $356,676,464)		378,005,457
Liabilities in excess of other assets: (0.4)%		(1,618,024)
NET ASSETS: 100.0%		$376,387,433

GBP	British Pound
INR	Indian Rupee
MYR	Malaysian Ringgit
NVDR	Non-Voting Depositary Receipt
THB	Thai Baht
USD	United States Dollar
‡	Affiliated issuer - as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $274,882,586 which represents 73.0% of net assets.

See Notes to Financial Statements

53

VIETNAM ETF
SCHEDULE OF INVESTMENTS
(continued)

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2013 is set forth below:

	Value as of		Sales	Realized Gain	Dividend	Value as of
Affiliates	December 31, 2012	Purchases	Proceeds	(Loss)	Income	June 30, 2013

Gemadept Corp.	$4,714,856	$3,827,666	$2,036,000	$(353,967)	$–	$7,879,430
Ocean Group JSC	9,083,342	4,491,343	2,554,309	(1,928,114)	–	10,576,249
Petroleum Technical Services Corp.	12,767,448	14,602,806	10,145,614	(806,817)	898,583	18,436,528
Petrovietnam Construction Co.	4,588,149	5,676,831	879,194	(1,133,206)	–	7,928,571
Pha Lai Thermal Power JSC	12,809,013	6,171,993	11,285,907	3,732,945	1,392,308	22,045,424
Song Da Urban & Industrial Zone Investment & Development JSC	5,653,910	2,618,334	1,206,689	(2,825,956)	–	4,089,794
Tan Tao Investment Industry Corp.	5,661,919	6,630,148	2,025,781	(1,050,617)	–	12,028,007
Viet Nam Construction & Import-Export JSC	9,249,869	11,103,497	2,385,278	(968,144)	–	20,207,197
	$64,528,506	$55,122,618	$32,518,772	$(5,333,876)	$2,290,891	$103,191,200

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Basic Materials	$24,048,517	$8	$–	$24,048,525
Consumer, Cyclical	8,875,775	18,796,771	–	27,672,546
Consumer, Non-cyclical	–	27,751,240	–	27,751,240
Energy	7,928,571	60,499,399	–	68,427,970
Financial	52,512,333	69,801,434	–	122,313,767
Industrial	–	75,988,310	–	75,988,310
Utilities	–	22,045,424	–	22,045,424
Closed-End Fund	9,757,675	–	–	9,757,675
Total	$103,122,871	$274,882,586	$–	$378,005,457

During the period ended June 30, 2013, transfers of securities from Level 1 to Level 2 were $53,116,789 and transfers from Level 2 to Level 1 were $14,341,368. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

54

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MARKET VECTORS ETF TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2013 (unaudited)

	Africa Index	Brazil		Colombia
	ETF	Small-Cap ETF	China ETF	ETF

Assets:
Investments, at value (1) (2)	$89,776,135	$263,826,074	$25,110,159	$2,587,630
Short term investment held as collateral for securities loaned (3)	527,190	8,279,762	–	195,382
Cash	1,258,779	4,021	11,643,731 (b)	1,066
Cash denominated in foreign currency, at value (4)	14,402	988,258	–	3,468
Receivables:
Investment securities sold	21	1,530,360	–	–
Shares sold	–	10,172	–	–
Due from Adviser	–	–	354	12,151
Dividends and interest	148,737	871,393	333	5,284
Prepaid expenses	155	2,849	2,531	2,515
Total assets	91,725,419	275,512,889	36,757,108	2,807,496

Liabilities:
Swap contracts, at value	–	–	3,021,528	–
Payables:
Investment securities purchased	–	–	–	–
Collateral for securities loaned	527,190	8,279,762	–	195,382
Line of credit	1,446,000	1,607,000	–	–
Shares redeemed	–	1,530,505	–	–
Due to Adviser	33,671	139,747	–	–
Due to custodian	–	–	–	–
Deferred Trustee fees	4,509	42,605	701	67
Accrued expenses	233,822	305,370	131,463	117,140
Total liabilities	2,245,192	11,904,989	3,153,692	312,589
NET ASSETS	$89,480,227	$263,607,900	$33,603,416	$2,494,907
Shares outstanding	3,300,000	8,250,000	1,150,000	150,000
Net asset value, redemption and offering price per share	$27.12	$31.95	$29.22	$16.63
Net assets consist of:
Aggregate paid in capital	$110,900,905	$378,674,859	$38,484,191	$2,886,219
Net unrealized appreciation (depreciation)	(416,974)	(46,658,810)	(3,021,528)	(221,852)
Undistributed (accumulated) net investment income (loss)	1,979,368	2,500,573	(2,634,885)	10,674
Accumulated net realized gain (loss)	(22,983,072)	(70,908,722)	775,638	(180,134)
	$89,480,227	$263,607,900	$33,603,416	$2,494,907
(1) Value of securities on loan	$438,254	$7,947,846	$–	$190,486
(2) Cost of investments	$90,193,824	$310,386,468	$25,110,159	$2,809,482
(3) Cost of short term investment held as collateral for securities loaned	$527,190	$8,279,762	$–	$195,382
(4) Cost of cash denominated in foreign currency	$14,512	$1,002,092	$–	$3,468

(a)	Represents consolidated Statement of Assets and Liabilites.
(b)	Represents segregated cash collateral for swap contracts.
(c)	Net asset value per share and shares outstanding have been restated to reflect the 1 for 4 reverse share split which took place on July 1, 2013 (See Note 14).

See Notes to Financial Statements

56

			India		Indonesia
Egypt	Germany	Gulf States	Small-Cap	Indonesia	Small-Cap
Index ETF (c)	Small-Cap ETF	Index ETF	Index ETF (a)(c)	Index ETF	ETF	Israel ETF

$29,104,344	$3,689,723	$13,317,576	$106,262,920	$343,211,147	$7,982,954	$10,121,943

13,249	256,178	–	–	–	–	–
–	48	–	4,437,265	–	–	–
–	3,049	65,712	1,699,229	–	2,663	–

–	–	–	174,237	–	–	–
355,398	–	–	–	–	–	–
–	10,409	4,137	24,713	–	7,152	496
36,598	11,241	102	156,324	2,080,976	2,869	2,164
1,736	2,518	1,822	7,682	2,588	2,514	–
29,511,325	3,973,166	13,389,349	112,762,370	345,294,711	7,998,152	10,124,603

–	–	–	–	–	–	–

326,621	–	–	141,712	–	–	–
13,249	256,178	–	–	–	–	–
–	–	–	17,023,998	925,000	–	–
–	–	–	–	3,087	–	–
373	–	–	–	139,648	–	–
37,933	–	54,077	–	6,993	24,143	–
1,557	97	989	1,966	24,748	62	–
143,845	115,065	135,724	121,604	123,976	20,974	1,315
523,578	371,340	190,790	17,289,280	1,223,452	45,179	1,315
$28,987,747	$3,601,826	$13,198,559	$95,473,090	$344,071,259	$7,952,973	$10,123,288
775,000	150,000	550,000	3,275,000	11,650,000	450,000	400,000

$37.40	$24.01	$24.00	$29.15	$29.53	$17.67	$25.31

$54,756,471	$3,526,728	$17,572,412	$181,076,745	$395,095,262	$8,804,522	$10,119,882
(9,654,741)	(333,962)	2,495,010	(20,631,762)	(29,924,585)	(185,082)	2,061
868,820	60,127	321,262	(130,667)	6,052,729	3,210	1,345
(16,982,803)	348,933	(7,190,125)	(64,841,226)	(27,152,147)	(669,677)	–
$28,987,747	$3,601,826	$13,198,559	$95,473,090	$344,071,259	$7,952,973	$10,123,288
$12,450	$244,182	$–	$–	$–	$–	$–
$38,759,658	$4,023,700	$10,822,561	$126,909,013	$373,102,906	$8,168,044	$10,119,882

$13,249	$256,178	$–	$–	$–	$–	$–
$–	$3,050	$65,716	$1,685,592	$–	$2,655	$–

See Notes to Financial Statements

57

MARKET VECTORS ETF TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2013 (unaudited)
(continued)

	Latin America			Russia
	Small-Cap			Small-Cap
	Index ETF	Poland ETF	Russia ETF	ETF (a)

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$8,748,295	$24,248,068	$1,093,200,300	$11,585,241
Affiliated issuers (3)	–	–	–	–
Short term investment held as collateral for securities loaned (4)	692,927	5,053,599	164,335,475	1,471,675
Cash	4,166	349	–	–
Cash denominated in foreign currency, at value (5)	26,339	30,282	–	–
Receivables:
Investment securities sold	–	–	5,787,454	–
Shares sold	–	–	818,481	–
Due from Adviser	10,933	2,671	–	5,658
Dividends	11,708	233,744	10,534,533	56,720
Prepaid expenses	1,371	1,856	3,223	2,524
Total assets	9,495,739	29,570,569	1,274,679,466	13,121,818

Liabilities:
Payables:
Investment securities purchased	–	–	–	–
Collateral for securities loaned	692,927	5,053,599	164,335,475	1,471,675
Line of credit	–	282,000	–	–
Shares redeemed	–	–	–	–
Due to Adviser	–	–	365,851	–
Due to custodian	–	–	15,443,217	419,442
Deferred Trustee fees	667	1,948	147,375	176
Accrued expenses	134,153	82,259	311,745	115,036
Total liabilities	827,747	5,419,806	180,603,663	2,006,329
NET ASSETS	$8,667,992	$24,150,763	$1,094,075,803	$11,115,489
Shares outstanding	450,000	1,250,000	43,500,000	283,333
Net asset value, redemption and offering price per share	$19.26	$19.32	$25.15	$39.23

Net assets consist of:
Aggregate paid in capital	$14,221,591	$40,485,800	$2,489,475,337	$15,471,814
Net unrealized appreciation (depreciation)	(2,465,161)	(6,950,761)	(358,047,478)	(1,413,158)
Undistributed (accumulated) net investment income (loss)	(101,475)	403,224	17,553,386	74,364
Accumulated net realized loss	(2,986,963)	(9,787,500)	(1,054,905,442)	(3,017,531)
	$8,667,992	$24,150,763	$1,094,075,803	$11,115,489
(1) Value of securities on loan	$662,190	$4,794,412	$151,257,296	$1,402,249
(2) Cost of Investments - Unaffiliated issuers	$11,212,224	$31,189,699	$1,451,246,565	$12,998,226
(3) Cost of investments - Affiliated issuers	$–	$–	$–	$–
(4) Cost of short term investment held as collateral for securities loaned	$692,927	$5,053,599	$164,335,475	$1,471,675
(5) Cost of cash denominated in foreign currency	$26,641	$30,192	$–	$–

(a)	Net asset value per share and shares outstanding have been restated to reflect the 1 for 3 reverse share split which took place on July 1, 2013 (See Note 14).

See Notes to Financial Statements

58

Vietnam ETF

$274,814,257
103,191,200

–
–
8,012,182

8,520,972
–
–
943,855
2,292
395,484,758

10,939
–
9,689,997
3,730,294
176,495
5,086,394
12,558
390,648
19,097,325

$376,387,433
19,950,000

$18.87

$480,245,489
21,167,722
6,089,080
(131,114,858)
$376,387,433
$–
$261,182,486
$95,493,978

$–
$8,012,184

See Notes to Financial Statements

59

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Period Ended June 30, 2013 (unaudited)

	Africa Index ETF	Brazil Small-Cap ETF	China ETF	Colombia ETF

Income:
Dividends	$2,722,751	$4,481,536	$4,341	$40,401
Securities lending income	8,933	67,097	–	340
Foreign taxes withheld	(248,381)	–	–	(1,054)
Total income	2,483,303	4,548,633	4,341	39,687

Expenses:
Management fees	235,598	1,185,589	96,870	6,988
Professional fees	22,916	36,200	79,472	18,068
Insurance	706	4,095	143	26
Trustees’ fees and expenses	989	5,952	219	40
Reports to shareholders	7,820	33,812	14,234	1,860
Indicative optimized portfolio value fee	9,240	7,490	9,251	7,467
Custodian fees	82,174	82,412	3,646	11,804
Registration fees	2,812	2,488	3,013	2,549
Transfer agent fees	1,189	1,193	1,194	1,193
Fund accounting fees	17,855	34,490	17,913	21,208
Interest	4,083	24,482	94	8
Other	4,312	4,115	2,670	71
Total expenses	389,694	1,422,318	228,719	71,282
Waiver of management fees	(18,081)	–	(89,131)	(6,988)
Expenses assumed by the Adviser	–	–	–	(53,799)
Net expenses	371,613	1,422,318	139,588	10,495
Net investment income (loss)	2,111,690	3,126,315	(135,247)	29,192

Net realized gain (loss) on:
Investments	(9,096,874)	(14,427,545)	–	(57,100)
In-kind redemptions	547,277	(9,739,544)	–	–
Swap contracts	–	–	775,638	–
Foreign currency transactions and foreign denominated assets and liabilities	(104,205)	(181,930)	–	(1,978)
Net realized gain (loss)	(8,653,802)	(24,349,019)	775,638	(59,078)

Net change in unrealized appreciation (depreciation) on:
Investments	(6,330,323)	(82,099,583)	–	(465,503)
Swap contracts	–	–	(6,183,531)	–
Foreign currency transactions and foreign denominated assets and liabilities	3,854	(97,309)	–	(12)
Net change in unrealized appreciation (depreciation)	(6,326,469)	(82,196,892)	(6,183,531)	(465,515)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,868,581)	$(103,419,596)	$(5,543,140)	$(495,401)

(a)	Represents consolidated Statement of Operations.
(b)	Commencement of operations for Israel ETF was June 25, 2013.

See Notes to Financial Statements

60

Egypt Index ETF	Germany Small-Cap ETF	Gulf States Index ETF	India Small-Cap Index ETF (a)	Indonesia Index ETF	Indonesia Small-Cap ETF	Israel ETF (b)

$1,284,561	$87,486	$425,504	$623,635	$8,431,817	$52,268	$2,242
6,541	5,856	–	110	15,110	–	–
–	(10,520)	(19,425)	(4,530)	(1,153,397)	(7,737)	(79)
1,291,102	82,822	406,079	619,215	7,293,530	44,531	2,163

87,065	12,565	28,710	283,401	1,085,673	17,047	694
21,797	19,561	21,784	41,428	32,795	15,231	500
369	44	100	6,356	3,264	39	–
535	61	144	9,325	5,351	50	–
6,052	2,146	3,005	5,356	27,984	7,467	105
7,466	7,467	9,204	9,233	9,266	8,498	185
68,746	14,656	66,788	229,491	159,241	7,435	205
4,828	2,576	2,478	4,791	2,529	2,607	120
1,194	1,193	1,189	2,388	1,195	1,041	5
17,918	17,798	17,857	43,083	25,446	8,136	160
1,187	–	208	56,346	8,909	–	–
2,033	6,808	2,782	22,058	5,772	1,565	34
219,190	84,875	154,249	713,256	1,367,425	69,116	2,008
(54,321)	(12,565)	(28,710)	(175,128)	(120,848)	(17,047)	(694)
–	(58,490)	(69,061)	–	–	(31,272)	(496)
164,869	13,820	56,478	538,128	1,246,577	20,797	818
1,126,233	69,002	349,601	81,087	6,046,953	23,734	1,345

(3,593,511)	(57,764)	31,392	(29,751,277)	(9,577,510)	(521,154)	–
(12,232)	672,243	–	230,066	16,108,749	209,855	–
–	–	–	–	–	–	–

(29,213)	(201)	(13,295)	(213,721)	(27,181)	(611)	–
(3,634,956)	614,278	18,097	(29,734,932)	6,504,058	(311,910)	–

(7,912,936)	(186,775)	1,311,917	(20,413,983)	(2,148,198)	510,070	2,061
–	–	–	–	–	–	–

2,202	(100)	(14)	12,587	(11,482)	25	–
(7,910,734)	(186,875)	1,311,903	(20,401,396)	(2,159,680)	510,095	2,061
$(10,419,457)	$496,405	$1,679,601	$(50,055,241)	$10,391,331	$221,919	$3,406

See Notes to Financial Statements

61

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Period Ended June 30, 2013 (unaudited)
(continued)

	Latin America Small-Cap Index ETF	Poland ETF	Russia ETF	Russia Small-Cap ETF

Income:
Dividends – unaffiliated issuers	$112,405	$506,387	$25,083,093	$143,305
Dividends – affiliated issuers	–	–	–	–
Securities lending income	3,935	18,066	236,423	11,020
Foreign taxes withheld	(10,245)	(75,900)	(3,455,697)	(13,163)
Total income	106,095	448,553	21,863,819	141,162

Expenses:
Management fees	28,036	72,453	3,506,347	27,858
Professional fees	29,228	20,079	76,936	18,528
Insurance	107	295	14,701	86
Trustees’ fees and expenses	168	373	21,132	117
Reports to shareholders	2,727	4,855	80,442	3,119
Indicative optimized portfolio value fee	9,275	7,466	6,622	8,333
Custodian fees	18,737	19,949	892,276	13,493
Registration fees	2,488	2,624	4,976	2,754
Transfer agent fees	1,195	1,195	1,195	1,194
Fund accounting fees	17,917	21,330	76,456	17,875
Interest	33	405	50,422	411
Other	352	2,748	14,573	1,377
Total expenses	110,263	153,772	4,746,078	95,145
Waiver of management fees	(28,036)	(66,181)	(349,867)	(27,858)
Expenses assumed by the Adviser	(46,870)	–	–	(29,547)
Net expenses	35,357	87,591	4,396,211	37,740
Net investment income	70,738	360,962	17,467,608	103,422

Net realized gain (loss) on:
Investments – unaffiliated issuers	(360,045)	(1,268,729)	(75,657,937)	(1,304,639)
Investments – affiliated issuers	–	–	–	–
In-kind redemptions	(65,151)	200,650	(4,298,877)	–
Foreign currency transactions and foreign denominated assets and liabilities	(4,192)	(7,761)	(123,275)	(2,513)
Net realized loss	(429,388)	(1,075,840)	(80,080,089)	(1,307,152)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,060,988)	(3,183,886)	(180,202,221)	(554,090)
Foreign currency transactions and foreign denominated assets and liabilities	(1,317)	(5,883)	(9,715)	2,235
Net change in unrealized appreciation (depreciation)	(2,062,305)	(3,189,769)	(180,211,936)	(551,855)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,420,955)	$(3,904,647)	$(242,824,417)	$(1,755,585)

(a)	Net of foreign taxes of $90,873

See Notes to Financial Statements

62

Vietnam ETF

$5,854,501
2,290,891
328
(55,320)
8,090,400

1,029,903
36,054
2,738
3,742
17,449
9,275
214,887
6,014
1,193
18,257
25,165
3,799
1,368,476
–
–
1,368,476
6,721,924

(9,106,867	)(a)
(5,333,876)
3,578,252

(792,578)
(11,655,069)

28,732,709

(74,825)
28,657,884
$23,724,739

See Notes to Financial Statements

63

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$2,111,690	$2,782,672	$3,126,315	$8,094,041
Net realized gain (loss)	(8,653,802)	(3,295,128)	(24,349,019)	(17,538,715)
Net change in unrealized appreciation (depreciation)	(6,326,469)	14,985,453	(82,196,892)	91,243,583
Net increase (decrease) in net assets resulting from operations	(12,868,581)	14,472,997	(103,419,596)	81,798,909

Dividends and Distributions to shareholders:
Dividends from net investment income	–	(2,816,950)	–	(8,131,200)
Distributions from net realized capital gains	–	–	–	(330,000)
Total Dividends and Distributions	–	(2,816,950)	–	(8,461,200)

Share transactions:**
Proceeds from sale of shares	31,944,521	16,375,741	14,797,770	201,408,661
Cost of shares redeemed	(14,222,535)	(7,243,003)	(200,585,829)	(234,505,796)
Increase (Decrease) in net assets resulting from share transactions	17,721,986	9,132,738	(185,788,059)	(33,097,135)
Total increase (decrease) in net assets	4,853,405	20,788,785	(289,207,655)	40,240,574
Net Assets, beginning of period	84,626,822	63,838,037	552,815,555	512,574,981
Net Assets, end of period†	$89,480,227	$84,626,822	$263,607,900	$552,815,555
† Including undistributed (accumulated) net investment income (loss)	$1,979,368	$(132,322)	$2,500,573	$(625,742)

** Shares of Common Stock Issued (no par value)
Shares sold	1,050,000	550,000	350,000	4,750,000
Shares redeemed	(500,000)	(250,000)	(5,200,000)	(5,750,000)
Net increase (decrease)	550,000	300,000	(4,850,000)	(1,000,000)

(a)	Share activity has been restated to reflect the 1 for 4 reverse share split which took place on July 1, 2013 (See Note 14).

See Notes to Financial Statements

64

China ETF		Colombia ETF		Egypt Index ETF (a)
For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
(unaudited)		(unaudited)		(unaudited)

$(135,247)	$(108,477)	$29,192	$37,507	$1,126,233	$2,466,429
775,638	(2,278,349)	(59,078)	(71,219)	(3,634,956)	(4,181,928)
(6,183,531)	5,033,438	(465,515)	528,043	(7,910,734)	16,770,785
(5,543,140)	2,646,612	(495,401)	494,331	(10,419,457)	15,055,286

–	–	–	(49,800)	–	(2,659,050)
–	–	–	–	–	–
–	–	–	(49,800)	–	(2,659,050)

12,487,316	21,531,960	–	895,508	10,152,883	8,626,943
(6,509,438)	(6,148,469)	–	–	(7,070,899)	(20,852,579)
5,977,878	15,383,491	–	895,508	3,081,984	(12,225,636)
434,738	18,030,103	(495,401)	1,340,039	(7,337,473)	170,600
33,168,678	15,138,575	2,990,308	1,650,269	36,325,220	36,154,620
$33,603,416	$33,168,678	$2,494,907	$2,990,308	$28,987,747	$36,325,220
$(2,634,885)	$(2,499,638)	$10,674	$(18,518)	$868,820	$(257,413)

350,000	700,000	–	50,000	212,500	162,500
(200,000)	(200,000)	–	–	(150,000)	(387,500)
150,000	500,000	–	50,000	62,500	(225,000)

See Notes to Financial Statements

65

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Germany Small-Cap ETF		Gulf States Index ETF
	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
	(unaudited)		(unaudited)
Operations:
Net investment income	$69,002	$88,738	$349,601	$323,079
Net realized gain (loss)	614,278	77,850	18,097	(487,494)
Net change in unrealized appreciation (depreciation)	(186,875)	934,049	1,311,903	769,913
Net increase (decrease) in net assets resulting from operations	496,405	1,100,637	1,679,601	605,498

Dividends to shareholders:
Dividends from net investment income	–	(122,800)	–	(303,000)

Share transactions:**
Proceeds from sale of shares	2,307,044	2,014,883	1,241,086	–
Cost of shares redeemed	(3,681,927)	(1,160,971)	–	(4,094,418)
Increase (Decrease) in net assets resulting from share transactions	(1,374,883)	853,912	1,241,086	(4,094,418)
Total increase (decrease) in net assets	(878,478)	1,831,749	2,920,687	(3,791,920)
Net Assets, beginning of period	4,480,304	2,648,555	10,277,872	14,069,792
Net Assets, end of period†	$3,601,826	$4,480,304	$13,198,559	$10,277,872
† Including undistributed (accumulated) net investment income (loss)	$60,127	$(8,875)	$321,262	$(28,339)

** Shares of Common Stock Issued (no par value)
Shares sold	100,000	100,000	50,000	–
Shares redeemed	(150,000)	(50,000)	–	(200,000)
Net increase (decrease)	(50,000)	50,000	50,000	(200,000)

*	Commencement of operations
(a)	Represents consolidated Statement of Changes in Net Assets.
(b)	Share activity has been restated to reflect the 1 for 4 reverse share split which took place on July 1, 2013 (See Note 14).

See Notes to Financial Statements

66

India Small-Cap Index ETF (a)(b)		Indonesia Index ETF		Indonesia Small-Cap ETF		Israel ETF
For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012	For the Six Months Ended December 31, 2013	For the Period March 20, 2012* through December 31, 2012	For the Period June 25, 2013* through June 30, 2013
(unaudited)		(unaudited)		(unaudited)		(unaudited)

$81,087	$138,601	$6,046,953	$7,654,260	$23,734	$12,551	$1,345
(29,734,932)	(14,290,217)	6,504,058	(8,217,011)	(311,910)	(542,319)	–
(20,401,396)	21,431,853	(2,159,680)	(2,820,930)	510,095	(695,177)	2,061
(50,055,241)	7,280,237	10,391,331	(3,383,681)	221,919	(1,224,945)	3,406

–	(109,850)	–	(7,202,350)	–	(40,050)	–

66,553,879	63,469,440	63,894,316	196,146,910	7,254,158	5,030,179	10,119,882
(15,024,556)	(7,521,517)	(135,309,836)	(251,769,674)	(1,731,052)	(1,557,236)	–
51,529,323	55,947,923	(71,415,520)	(55,622,764)	5,523,106	3,472,943	10,119,882
1,474,082	63,118,310	(61,024,189)	(66,208,795)	5,745,025	2,207,948	10,123,288
93,999,008	30,880,698	405,095,448	471,304,243	2,207,948	–	–
$95,473,090	$93,999,008	$344,071,259	$405,095,448	$7,952,973	$2,207,948	$10,123,288
$(130,667)	$(211,754)	$6,052,729	$5,776	$3,210	$(20,524)	$1,345

1,637,500	1,437,500	2,050,000	6,700,000	400,000	250,000	400,000
(487,500)	(187,500)	(4,550,000)	(9,100,000)	(100,000)	(100,000)	–
1,150,000	1,250,000	(2,500,000)	(2,400,000)	300,000	150,000	400,000

See Notes to Financial Statements

67

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Latin America Small-Cap Index ETF		Poland ETF
	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
	(unaudited)		(unaudited)
Operations:
Net investment income	$70,738	$156,132	$360,962	$1,222,035
Net realized loss	(429,388)	(244,906)	(1,075,840)	(4,328,566)
Net change in unrealized appreciation (depreciation)	(2,062,305)	2,499,119	(3,189,769)	12,990,803
Net increase (decrease) in net assets resulting from operations	(2,420,955)	2,410,345	(3,904,647)	9,884,272

Dividends to shareholders:
Dividends from net investment income	–	(600,050)	–	(1,189,000)

Share transactions:**
Proceeds from sale of shares	–	–	–	1,816,894
Cost of shares redeemed	(2,512,619)	(2,389,637)	(4,210,584)	(9,280,512)
Increase (Decrease) in net assets resulting from share transactions	(2,512,619)	(2,389,637)	(4,210,584)	(7,463,618)
Total increase (decrease) in net assets	(4,933,574)	(579,342)	(8,115,231)	1,231,654
Net Assets, beginning of period	13,601,566	14,180,908	32,265,994	31,034,340
Net Assets, end of period†	$8,667,992	$13,601,566	$24,150,763	$32,265,994
† Including undistributed (accumulated) net investment income (loss)	$(101,475)	$(172,213)	$403,224	$42,262

** Shares of Common Stock Issued (no par value)
Shares sold	–	–	–	100,000
Shares redeemed	(100,000)	(100,000)	(200,000)	(450,000)
Net increase (decrease)	(100,000)	(100,000)	(200,000)	(350,000)

(a)	Share activity has been restated to reflect the 1 for 3 reverse share split which took place on July 1, 2013 (See Note 14).

See Notes to Financial Statements

68

Russia ETF		Russia Small-Cap ETF (a)		Vietnam ETF
For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
(unaudited)		(unaudited)		(unaudited)

$17,467,608	$41,248,038	$103,422	$128,777	$6,721,924	$5,829,778
(80,080,089)	(205,821,045)	(1,307,152)	(980,993)	(11,655,069)	(46,081,430)
(180,211,936)	336,083,547	(551,855)	403,663	28,657,884	72,020,957
(242,824,417)	171,510,540	(1,755,585)	(448,553)	23,724,739	31,769,305

–	(41,297,850)	–	(169,400)	–	(6,092,200)

675,181,223	558,938,974	4,594,604	9,570,622	125,493,605	98,808,718
(972,510,927)	(611,923,976)	–	(3,848,233)	(59,502,533)	(36,338,793)
(297,329,704)	(52,985,002)	4,594,604	5,722,389	65,991,072	62,469,925
(540,154,121)	77,227,688	2,839,019	5,104,436	89,715,811	88,147,030
1,634,229,924	1,557,002,236	8,276,470	3,172,034	286,671,622	198,524,592
$1,094,075,803	$1,634,229,924	$11,115,489	$8,276,470	$376,387,433	$286,671,622
$17,553,386	$85,778	$74,364	$(29,058)	$6,089,080	$(632,844)

24,650,000	18,450,000	100,000	200,000	6,200,000	5,400,000
(36,300,000)	(22,450,000)	–	(83,333)	(3,050,000)	(2,050,000)
(11,650,000)	(4,000,000)	100,000	116,667	3,150,000	3,350,000

See Notes to Financial Statements

69

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Africa Index ETF
	For the Six Months Ended June 30,		For the Year Ended December 31,				For the Period July 10, 2008(a) through December 31,
	2013		2012	2011	2010	2009	2008
	(unaudited)
Net asset value, beginning of period	$30.77		$26.06	$34.68	$28.15	$21.64	$40.25
Income from investment operations:
Net investment income	0.65		1.05	1.00	0.44	0.16	0.27
Net realized and unrealized gain (loss) on investments	(4.30)		4.72	(8.65)	6.47	6.58	(18.69)
Total from investment operations	(3.65)		5.77	(7.65)	6.91	6.74	(18.42)
Less:
Dividends from net investment income	–		(1.06)	(0.97)	(0.38)	(0.23)	(0.19)
Net asset value, end of period	$27.12		$30.77	$26.06	$34.68	$28.15	$21.64
Total return (b)	(11.86	)%(c)	22.15%	(22.06)%	24.57%	31.15%	(45.76	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$89,480		$84,627	$63,838	$107,515	$36,591	$4,328
Ratio of gross expenses to average net assets	0.83	%(d)	0.91%	1.07%	0.95%	1.43%	3.15	%(d)
Ratio of net expenses to average net assets	0.79	%(d)	0.80%	0.81%	0.83%	0.84%	0.88	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(d)	0.78%	0.81%	0.83%	0.83%	0.83	%(d)
Ratio of net investment income to average net assets	4.48	%(d)	3.63%	2.61%	1.63%	0.93%	2.39	%(d)
Portfolio turnover rate	52	%(c)	24%	24%	19%	30%	16	%(c)

	Brazil Small-Cap ETF
	For the Six Months Ended June 30,		For the Year Ended December 31,			For the Period May 12, 2009(a) through December 31,
	2013		2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$42.20		$36.35	$57.19	$48.39	$24.74
Income from investment operations:
Net investment income	0.35		0.62	1.04	0.72	0.13
Net realized and unrealized gain (loss) on investments	(10.60)		5.88	(16.75)	11.65	23.97
Total from investment operations	(10.25)		6.50	(15.71)	12.37	24.10
Less:
Dividends from net investment income	–		(0.62)	(1.12)	(0.78)	(0.20)
Distributions from net realized gains	–		(0.03)	(4.01)	(2.79)	(0.25)
Total dividends and distributions	–		(0.65)	(5.13)	(3.57)	(0.45)
Net asset value, end of period	$31.95		$42.20	$36.35	$57.19	$48.39
Total return (b)	(24.29	)%(c)	17.86%	(27.47)%	25.57%	97.42	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$263,608		$552,816	$512,575	$1,078,117	$699,245
Ratio of gross expenses to average net assets	0.60	%(d)	0.64%	0.62%	0.65%	0.71	%(d)
Ratio of net expenses to average net assets	0.60	%(d)	0.60%	0.62%	0.65%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(d)	0.59%	0.62%	0.64%	0.71	%(d)
Ratio of net investment income to average net assets	1.32	%(d)	1.42%	1.82%	1.67%	1.01	%(d)
Portfolio turnover rate	21	%(c)	76%	64%	84%	72	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

70

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	China ETF
	For the Six Months Ended June 30,		For the Year Ended December 31,		For the Period October 13, 2010(a) through December 31,
	2013		2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$33.17		$30.28	$38.81	$40.75
Income from investment operations:
Net investment income (loss)	(0.12	)(f)	– (e)	(0.27)	(0.07)
Net realized and unrealized gain (loss) on investments	(3.83)		2.89	(8.26)	(0.77)
Total from investment operations	(3.95)		2.89	(8.53)	(0.84)
Less:
Dividends from net investment income	–		–	–	(1.08)
Return of capital	–		–	–	(0.02)
Total dividends	–		–	–	(1.10)
Net asset value, end of period	$29.22		$33.17	$30.28	$38.81
Total return (b)	(11.91	)%(c)	9.54%	(21.98)%	(2.00	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$33,603		$33,169	$15,139	$19,404
Ratio of gross expenses to average net assets	1.18	%(d)	2.21%	1.71%	1.11	%(d)
Ratio of net expenses to average net assets	0.72	%(d)	0.72%	0.72%	0.72	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.72	%(d)	0.72%	0.72%	0.72	%(d)
Ratio of net investment loss to average net assets	(0.70	)%(d)	(0.69)%	(0.71)%	(0.70	)%(d)
Portfolio turnover rate	0	%(c)	0%	0%	0	%(c)

	Colombia ETF
	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012	For the Period March 14, 2011(a) through December 31, 2011
	(unaudited)
Net asset value, beginning of period	$19.94		$16.50	$19.98
Income from investment operations:
Net investment income (loss)	0.19		(0.06)	0.17
Net realized and unrealized gain (loss) on investments	(3.50)		3.83	(3.51)
Total from investment operations	(3.31)		3.77	(3.34)
Less:
Dividends from net investment income	–		(0.33)	(0.14)
Net asset value, end of period	$16.63		$19.94	$16.50
Total return (b)	(16.60	)%(c)	22.86%	(16.72	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,495		$2,990	$1,650
Ratio of gross expenses to average net assets	5.10	%(d)	5.60%	10.58	%(d)
Ratio of net expenses to average net assets	0.75	%(d)	0.75%	0.75	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.75	%(d)	0.75%	0.75	%(d)
Ratio of net investment income to average net assets	2.09	%(d)	1.57%	1.13	%(d)
Portfolio turnover rate	10	%(c)	29%	22	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share
(f)	Calculated based upon average shares outstanding

See Notes to Financial Statements

71

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Egypt Index ETF #
	For the Six Months Ended June 30,		For the Year Ended December 31,		For the Period February 16, 2010(a) through December 31,
	2013		2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$51.00		$38.56	$79.20	$82.29
Income from investment operations:
Net investment income	1.48		3.48	1.40	0.52
Net realized and unrealized gain (loss) on investments	(15.08)		12.68	(40.88)	(2.97)
Total from investment operations	(13.60)		16.16	(39.48)	(2.45)
Less:
Dividends from net investment income	–		(3.72)	(1.16)	(0.64)
Net asset value, end of period	$37.40		$51.00	$38.56	$79.20
Total return (b)	(26.67	)%(c)	41.94%	(49.84)%	(2.98	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$28,988		$36,325	$36,155	$10,887
Ratio of gross expenses to average net assets	1.26	%(d)	1.08%	1.20%	4.14	%(d)
Ratio of net expenses to average net assets	0.95	%(d)	0.96%	0.94%	0.94	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.94	%(d)	0.94%	0.94%	0.94	%(d)
Ratio of net investment income to average net assets	6.48	%(d)	5.29%	2.40%	1.57	%(d)
Portfolio turnover rate	26	%(c)	50%	54%	49	%(c)

	Germany Small-Cap ETF
	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012	For the Period April 4, 2011(a) through December 31, 2011
	(unaudited)
Net asset value, beginning of period	$22.40		$17.66	$25.37
Income from investment operations:
Net investment income	0.45		0.44	0.17
Net realized and unrealized gain (loss) on investments	1.16		4.91	(7.74)
Total from investment operations	1.61		5.35	(7.57)
Less:
Dividends from net investment income	–		(0.61)	(0.14)
Net asset value, end of period	$24.01		$22.40	$17.66
Total return (b)	7.19	%(c)	30.32%	(29.83	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,602		$4,480	$2,649
Ratio of gross expenses to average net assets	3.38	%(d)	3.96%	8.62	%(d)
Ratio of net expenses to average net assets	0.55	%(d)	0.55%	0.55	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(d)	0.55%	0.55	%(d)
Ratio of net investment income to average net assets	2.75	%(d)	2.04%	1.20	%(d)
Portfolio turnover rate	10	%(c)	35%	17	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 14). Per share data for all periods has been adjusted to reflect the split.

See Notes to Financial Statements

72

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Gulf States Index ETF
	For the Six Months Ended June 30,		For the Year Ended December 31,				For the Period July 22, 2008(a) through December 31,
	2013		2012	2011	2010	2009	2008
	(unaudited)
Net asset value, beginning of period	$20.56		$20.10	$23.30	$19.04	$18.05	$40.06
Income from investment operations:
Net investment income (loss)	0.64		0.62	0.80	0.21	0.25	(0.10)
Net realized and unrealized gain (loss) on investments	2.80		0.45	(3.20)	4.28	0.92	(21.91)
Total from investment operations	3.44		1.07	(2.40)	4.49	1.17	(22.01)
Less:
Dividends from net investment income	–		(0.61)	(0.80)	(0.23)	(0.18)	–
Net asset value, end of period	$24.00		$20.56	$20.10	$23.30	$19.04	$18.05
Total return (b)	16.73	%(c)	5.30%	(10.30)%	23.57%	6.48%	(54.94	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$13,199		$10,278	$14,070	$22,132	$7,615	$4,511
Ratio of gross expenses to average net assets	2.68	%(d)	3.19%	1.94%	2.53%	4.64%	2.16	%(d)
Ratio of net expenses to average net assets	0.98	%(d)	0.99%	0.98%	0.98%	0.99%	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.98	%(d)	0.98%	0.98%	0.98%	0.98%	0.98	%(d)
Ratio of net investment income (loss) to average net assets	6.08	%(d)	2.78%	2.69%	1.71%	1.48%	(0.94	)%(d)
Portfolio turnover rate	29	%(c)	16%	29%	18%	43%	13	%(c)

	India Small-Cap Index ETF #
	For the Six Months Ended June 30,		For the Year Ended December 31,		For the Period August 24, 2010(a) through December 31,
	2013		2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$44.24		$35.28	$81.00	$78.80
Income from investment operations:
Net investment income (loss)	0.04		0.36	0.40	(0.04)
Net realized and unrealized gain (loss) on investments	(15.13)		8.64	(45.44)	2.24
Total from investment operations	(15.09)		9.00	(45.04)	2.20
Less:
Dividends from net investment income	–		(0.04)	(0.64)	–
Distributions from net realized gains	–		–	(0.04)	–
Total dividends and distributions	–		(0.04)	(0.68)	–
Net asset value, end of period	$29.15		$44.24	$35.28	$81.00
Total return (b)	(34.11	)%(c)	25.54%	(55.63)%	2.79	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$95,473		$93,999	$30,881	$53,658
Ratio of gross expenses to average net assets	1.26	%(d)	1.68%	1.72%	1.46	%(d)
Ratio of net expenses to average net assets	0.95	%(d)	0.91%	0.85%	0.85	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.85	%(d)	0.85%	0.85%	0.85	%(d)
Ratio of net investment income (loss) to average net assets	0.14	%(d)	0.28%	0.67%	(0.17	)%(d)
Portfolio turnover rate	43	%(c)	65%	76%	29	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 14). Per share data for all periods has been adjusted to reflect the split.

See Notes to Financial Statements

73

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Indonesia Index ETF #
	For the Six Months Ended June 30,		For the Year Ended December 31,			For the Period January 15, 2009(a) through December 31,
	2013		2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$28.63		$28.48	$28.87	$20.68	$8.30
Income from investment operations:
Net investment income	0.52		0.54	0.15	0.25	0.09
Net realized and unrealized gain (loss) on investments	0.38		0.12	(0.09)	8.21	12.35
Total from investment operations	0.90		0.66	0.06	8.46	12.44
Less:
Dividends from net investment income	–		(0.51)	(0.45)	(0.27)	(0.06)
Net asset value, end of period	$29.53		$28.63	$28.48	$28.87	$20.68
Total return (b)	3.14	%(c)	2.31%	0.22%	40.94%	149.94	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$344,071		$405,095	$471,304	$623,500	$201,600
Ratio of gross expenses to average net assets	0.63	%(d)	0.65%	0.64%	0.60%	0.72	%(d)
Ratio of net expenses to average net assets	0.57	%(d)	0.59%	0.61%	0.60%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.57	%(d)	0.58%	0.61%	0.60%	0.71	%(d)
Ratio of net investment income to average net assets	2.79	%(d)	1.70%	1.43%	1.31%	1.31	%(d)
Portfolio turnover rate	9	%(c)	19%	18%	31%	26	%(c)

	Indonesia Small-Cap ETF
	For the Six Months Ended June 30, 2013		For the Period March 20, 2012(a) through December 31, 2012
	(unaudited)
Net asset value, beginning of period	$14.72		$19.89
Income from investment operations:
Net investment income	0.14		0.08
Net realized and unrealized gain (loss) on investments	2.81		(4.98)
Total from investment operations	2.95		(4.90)
Less:
Dividends from net investment income	–		(0.27)
Net asset value, end of period	$17.67		$14.72
Total return (b)	20.04	%(c)	(24.65	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,953		$2,208
Ratio of gross expenses to average net assets	2.01	%(d)	2.71	%(d)
Ratio of net expenses to average net assets	0.61	%(d)	0.61	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61	%(d)	0.61	%(d)
Ratio of net investment income to average net assets	0.69	%(d)	0.48	%(d)
Portfolio turnover rate	38	%(c)	51	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On February 1, 2011, the Fund effected a share split as decribed in the Notes to Financial Statements (See Note 12). Per share data prior to this date has been adjusted to give effect to the share split.

See Notes to Financial Statements

74

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Israel ETF
	For the Period June 25, 2013(a) through June 30, 2013
	(unaudited)
Net asset value, beginning of period	$25.30
Income from investment operations:
Net investment loss	–	(b)
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.01
Net asset value, end of period	$25.31
Total return (c)	0.60	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,123
Ratio of gross expenses to average net assets	1.45	%(e)
Ratio of net expenses to average net assets	0.59	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(e)
Ratio of net investment income to average net assets	0.97	%(e)
Portfolio turnover rate	0	%(d)

	Latin America Small-Cap Index ETF
	For the Six Months Ended June 30,		For the Year Ended December 31,		For the Period April 6, 2010(a) through December 31,
	2013		2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$24.73		$21.82	$32.46	$24.91
Income from investment operations:
Net investment income	0.09		0.34	0.39	0.06
Net realized and unrealized gain (loss) on investments	(5.56)		3.66	(10.23)	7.70
Total from investment operations	(5.47)		4.00	(9.84)	7.76
Less:
Dividends from net investment income	–		(1.09)	(0.49)	(0.21)
Distributions from net realized gains	–		–	(0.31)	–
Total dividends and distributions	–		(1.09)	(0.80)	(0.21)
Net asset value, end of period	$19.26		$24.73	$21.82	$32.46
Total return (c)	(22.12	)%(d)	18.34%	(30.32)%	31.17	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$8,668		$13,602	$14,181	$25,966
Ratio of gross expenses to average net assets	1.97	%(e)	1.64%	1.32%	2.87	%(e)
Ratio of net expenses to average net assets	0.63	%(e)	0.63%	0.63%	0.63	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.63	%(e)	0.63%	0.63%	0.63	%(e)
Ratio of net investment income to average net assets	1.26	%(e)	1.11%	1.15%	0.67	%(e)
Portfolio turnover rate	27	%(d)	39%	58%	48	%(d)

(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

75

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Poland ETF
	For the Six Months Ended June 30,		For the Year Ended December 31,			For the Period November 24, 2009(a) through December 31,
	2013		2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$22.25		$17.24	$27.10	$24.08	$24.71
Income from investment operations:
Net investment income (loss)	0.29		0.84	0.81	0.23	(0.01)
Net realized and unrealized gain (loss) on investments	(3.22)		4.99	(9.92)	3.02	(0.62)
Total from investment operations	(2.93)		5.83	(9.11)	3.25	(0.63)
Less:
Dividends from net investment income	–		(0.82)	(0.75)	(0.23)	–
Net asset value, end of period	$19.32		$22.25	$17.24	$27.10	$24.08
Total return (b)	(13.17	)%(c)	33.82%	(33.60)%	13.49%	(2.55	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$24,151		$32,266	$31,034	$52,842	$7,223
Ratio of gross expenses to average net assets	1.06	%(d)	1.03%	0.84%	0.94%	7.31	%(d)
Ratio of net expenses to average net assets	0.61	%(d)	0.61%	0.61%	0.67%	0.76	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.60	%(d)	0.60%	0.61%	0.67%	0.76	%(d)
Ratio of net investment income (loss) to average net assets	2.49	%(d)	3.79%	2.61%	1.39%	(0.45	)%(d)
Portfolio turnover rate	9	%(c)	20%	27%	35%	9	%(c)

	Russia ETF
	For the Six Months Ended June 30,		For the Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(unaudited)
Net asset value, beginning of period	$29.63		$26.32	$37.47	$31.05	$13.06	$52.29
Income from investment operations:
Net investment income	0.40		0.73	0.59	0.17	0.08	0.37
Net realized and unrealized gain (loss) on investments	(4.88)		3.31	(11.16)	6.43	17.99	(39.23)
Total from investment operations	(4.48)		4.04	(10.57)	6.60	18.07	(38.86)
Less:
Dividends from net investment income	–		(0.73)	(0.58)	(0.18)	(0.08)	(0.37)
Net asset value, end of period	$25.15		$29.63	$26.32	$37.47	$31.05	$13.06
Total return (b)	(15.12	)%(c)	15.35%	(28.20)%	21.27%	138.36%	(74.31)%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,094,076		$1,634,230	$1,557,002	$2,607,965	$1,409,641	$403,623
Ratio of gross expenses to average net assets	0.68	%(d)	0.63%	0.62%	0.71%	0.80%	0.62%
Ratio of net expenses to average net assets	0.63	%(d)	0.62%	0.62%	0.65%	0.70%	0.62%
Ratio of net expenses, excluding interest expense, to average net assets	0.62	%(d)	0.62%	0.62%	0.65%	0.69%	0.62%
Ratio of net investment income to average net assets	2.50	%(d)	2.28%	1.25%	0.62%	0.45%	1.27%
Portfolio turnover rate	16	%(c)	41%	29%	16%	29%	23%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

76

MARKET VECTORS ETF TRUST
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Russia Small-Cap ETF #
	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012	For the Period April 13, 2011(a) through December 31, 2011
	(unaudited)
Net asset value, beginning of period	$45.15		$47.58	$74.88
Income from investment operations:
Net investment income	0.42		0.72	0.21
Net realized and unrealized loss on investments	(6.34)		(2.22)	(27.30)
Total from investment operations	(5.92)		(1.50)	(27.09)
Less:
Dividends from net investment income	–		(0.93)	(0.21)
Net asset value, end of period	$39.23		$45.15	$47.58
Total return (b)	(13.11	)%(c)	(3.17)%	(36.18	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,115		$8,276	$3,172
Ratio of gross expenses to average net assets	1.71	%(d)	2.21%	7.02	%(d)
Ratio of net expenses to average net assets	0.68	%(d)	0.71%	0.67	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.67	%(d)	0.67%	0.67	%(d)
Ratio of net investment income to average net assets	1.85	%(d)	1.63%	0.52	%(d)
Portfolio turnover rate	30	%(c)	67%	41	%(c)

	Vietnam ETF
	For the Six Months Ended June 30,		For the Year Ended December 31,			For the Period August 11, 2009(a) through December 31,
	2013		2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$17.06		$14.76	$25.34	$25.12	$25.04
Income from investment operations:
Net investment income	0.23		0.35	0.19	0.40	–	(e)
Net realized and unrealized gain (loss) on investments	1.58		2.32	(10.61)	0.16	0.12
Total from investment operations	1.81		2.67	(10.42)	0.56	0.12
Less:
Dividends from net investment income	–		(0.37)	(0.16)	(0.34)	–
Distributions from net realized gains	–		–	–	–	(0.04)
Total dividends and distributions	–		(0.37)	(0.16)	(0.34)	(0.04)
Net asset value, end of period	$18.87		$17.06	$14.76	$25.34	$25.12
Total return (b)	10.61	%(c)	18.07%	(41.11)%	2.24%	0.46	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$376,387		$286,672	$198,525	$243,294	$79,139
Ratio of gross expenses to average net assets	0.66	%(d)	0.76%	0.86%	0.92%	0.96	%(d)
Ratio of net expenses to average net assets	0.66	%(d)	0.76%	0.76%	0.84%	0.96	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.65	%(d)	0.74%	0.76%	0.84%	0.96	%(d)
Ratio of net investment income to average net assets	3.26	%(d)	2.08%	1.00%	2.47%	0.07	%(d)
Portfolio turnover rate	25	%(c)	54%	43%	45%	26	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 14). Per share data for all periods has been adjusted to reflect the split.

See Notes to Financial Statements

77

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2013 (unaudited)

Note 1–Fund Organization–Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of June 30, 2013, offers fifty three investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, China ETF, Colombia ETF, Egypt Index ETF, Germany Small-Cap ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (each a “Fund” and, together, the “Funds”). India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly-owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored by the China Securities Index Co. Ltd., Bluestar Israel Global Index or Market Vectors Index Solutions GmbH, a wholly-owned subsidiary of the Adviser.

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index
Africa Index ETF	July 10, 2008	Market Vectors GDP Africa Index* (a)
Brazil Small-Cap ETF	May 12, 2009	Market Vectors Brazil Small-Cap Index*
China ETF	October 13, 2010	CSI 300 Index
Colombia ETF	March 14, 2011	Market Vectors Colombia Index*
Egypt Index ETF	February 16, 2010	Market Vectors Egypt Index*
Germany Small-Cap ETF	April 4, 2011	Market Vectors Germany Small-Cap Index*
Gulf States Index ETF	July 22, 2008	Market Vectors GDP GCC Index* (a)
India Small-Cap Index ETF	August 24, 2010	Market Vectors India Small-Cap Index*
Indonesia Index ETF	January 15, 2009	Market Vectors Indonesia Index*
Indonesia Small-Cap ETF	March 20, 2012	Market Vectors Indonesia Small-Cap Index*
Israel ETF	June 25, 2013	BlueStar Israel Global IndexTM
Latin America Small-Cap Index ETF	April 6, 2010	Market Vectors Latin America Small-Cap Index*
Poland ETF	November 24, 2009	Market Vectors Poland Index*
Russia ETF	April 24, 2007	Market Vectors Russia Index*
Russia Small-Cap ETF	April 13, 2011	Market Vectors Russia Small-Cap Index*
Vietnam ETF	August 11, 2009	Market Vectors Vietnam Index*

*	Published by Market Vectors Index Solutions GmbH.
(a)	Prior to June 21, 2013, the indices for Africa ETF and Gulf States Index ETF were the Dow Jones Africa Titans 50 IndexSM and the Dow Jones GCC Titans 40 IndexSM, respectively.

Note 2–Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation–The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market
78

direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Closed-end publicly listed fund investments are valued at their official market closing price and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using pricing vendor quotations, counterparty prices or model prices and are categorized as Level 2 in the fair value hierarchy. Bonds are fair valued using a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in the interest rates between the U.S. and foreign markets and are classified as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.
79

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

B.	Basis for Consolidation–The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and is currently a wholly-owned subsidiary and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the SCIF include the financial results of its wholly-owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.

C.	Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Dividends and Distributions to Shareholders–Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Use of Derivative Instruments–The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The notional amount of the swap position reflected in the Schedule of Investments is indicative of the volume of swap activity during period ended June 30, 2013. Details of this disclosure are found below:

At June 30, 2013, China ETF held the following derivatives (not designated as hedging instruments under GAAP):

Liability derivatives Equity risk
Swap contracts, at value[1]	$3,021,528

[1]	Statements of Assets and Liabilities location: Swap contracts, at value
80

For China ETF, the impact of transactions in derivative instruments, during the period ended June 30, 2013, were as follows:

Equity risk
Realized gain (loss) on:
Swap contracts[2]	$775,638
Net change in unrealized appreciation (depreciation) on:
Swap contracts[3]	(6,183,531)

[2]	Statements of Operations location: Net realized gain (loss) on investments
[3]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on investments

Forward Foreign Currency Contracts–The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds held no forward foreign currency contracts during the period ended June 30, 2013.

Swap Agreements–The Funds may enter into swap transactions to gain investment exposure for total return or for hedging purposes. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. Swap contracts are marked to market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. Upfront payments, if any, made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized over the contract’s term/event. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded in the Statements of Operations. The Funds, other than China ETF, held no outstanding swaps contracts during the period ended June 30, 2013. China ETF invests in the following type of swap:

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. During the period ended June 30, 2013. the average monthly notional amount of the total return swap contracts in China ETF was $36,471,420. Outstanding total return swap contracts for the China ETF held at June 30, 2013 are reflected in the Schedule of Investments.

H.	Offsetting Assets and Liabilities–In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative contracts. Collateral held at June 30, 2013 is presented in the Schedules of Investments.

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(continued)

The tables below present both gross and net information about the derivative instruments and securities lending transactions eligible for offset in the Statements of Assets and Liabilities or are subject to an agreement similar to master netting agreement, as well as financial collateral received or pledged (including cash collateral) as of June 30, 2013. Collateral is disclosed up to an amount of 100% of the net amount of unrealized gain/loss or market value for the respective financial instruments.

Fund	Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Cash Collateral Received	Net Amount
Africa Index ETF	Securities Lending	$438,254	$–	$438,254	$438,254	$–
Brazil Small-Cap ETF	Securities Lending	7,947,846	–	7,947,846	7,947,846	–
Colombia ETF	Securities Lending	190,486	–	190,486	190,486	–
Egypt Index ETF	Securities Lending	12,450	–	12,450	12,450	–
Germany Small-Cap ETF	Securities Lending	244,182	–	244,182	244,182	–
Latin America Small-Cap Index ETF	Securities Lending	662,190	–	662,190	662,190	–
Poland ETF	Securities Lending	4,794,412	–	4,794,412	4,794,412	–
Russia ETF	Securities Lending	151,257,296	–	151,257,296	151,257,296	–
Russia Small-Cap ETF	Securities Lending	1,402,249	–	1,402,249	1,402,249	–

Fund	Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Cash Collateral Pledged	Net Amount
China ETF	Swap contracts, at value	$3,021,528	$–	$3,021,528	$3,021,528	$–

I.	Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2014 (May 1, 2015 for Israel ETF), to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps (excluding interest expense, trading expenses, taxes and extraordinary expenses) listed in the table below.

82

The expense caps and the amounts waived/assumed by the Adviser for the period ended June 30, 2013, are as follows:

Fund	Expense Cap	Waiver of Management Fees	Expenses Assumed by the Adviser
Africa Index ETF	0.78%	$18,081	$–
Brazil Small-Cap ETF	0.59	–	–
China ETF	0.72	89,131	–
Colombia ETF	0.75	6,988	53,799
Egypt Index ETF	0.94	54,321	–
Germany Small-Cap ETF	0.55	12,565	58,490
Gulf States Index ETF	0.98	28,710	69,061
India Small-Cap Index ETF	0.85	175,128	–
Indonesia Index ETF	0.57	120,848	–
Indonesia Small-Cap ETF	0.61	17,047	31,272
Israel ETF	0.59	694	496
Latin America Small-Cap Index ETF	0.63	28,036	46,870
Poland ETF	0.60	66,181	–
Russia ETF	0.62	349,867	–
Russia Small-Cap ETF	0.67	27,858	29,547
Vietnam ETF	0.76	–	–

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the period ended June 30, 2013, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Africa Index ETF	$60,030,679	$48,575,490
Brazil Small-Cap ETF	99,441,014	268,213,741
China ETF	–	–
Colombia ETF	305,715	282,648
Egypt Index ETF	12,562,287	9,157,546
Germany Small-Cap ETF	580,816	513,367
Gulf States Index ETF	4,922,680	3,382,287
India Small-Cap Index ETF	95,747,149	46,288,208
Indonesia Index ETF	42,359,606	37,594,841
Indonesia Small-Cap ETF	2,663,211	2,534,343
Israel ETF	10,119,882	–
Latin America Small-Cap Index ETF	3,019,844	4,280,187
Poland ETF	3,035,529	2,543,370
Russia ETF	219,883,992	231,774,827
Russia Small-Cap ETF	4,428,073	3,322,111
Vietnam ETF	164,987,163	98,271,858
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MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 5–Income Taxes–As of June 30, 2013, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$94,841,979	$8,321,348	$(12,860,002)	$(4,538,654)
Brazil Small-Cap ETF	377,110,862	37,880,158	(142,885,184)	(105,005,026)
China ETF	25,110,159	–	–	–
Colombia ETF	3,084,485	108,788	(410,261)	(301,473)
Egypt Index ETF	45,602,238	742,753	(17,227,398)	(16,484,645)
Germany Small-Cap ETF	4,446,608	237,587	(738,294)	(500,707)
Gulf States Index ETF	12,339,771	2,867,219	(1,889,414)	977,805
India Small-Cap Index ETF	134,068,598	3,292,136	(31,097,814)	(27,805,678)
Indonesia Index ETF	373,583,176	35,870,205	(66,242,234)	(30,372,029)
Indonesia Small-Cap ETF	8,194,228	824,745	(1,036,019)	(211,274)
Israel ETF	10,119,882	115,535	(113,474)	2,061
Latin America Small-Cap Index ETF	13,240,856	754,145	(4,553,779)	(3,799,634)
Poland ETF	36,309,512	917,213	(7,925,058)	(7,007,845)
Russia ETF	1,840,097,369	27,746,388	(610,307,982)	(582,561,594)
Russia Small-Cap ETF	15,553,543	934,799	(3,431,426)	(2,496,627)
Vietnam ETF	400,646,196	39,933,665	(62,574,404)	(22,640,739)

The tax character of dividends paid to shareholders during the year ended December 31, 2012 were as follows:

	2012 Dividends
Fund	Ordinary Income	Long-Term Capital Gains
Africa Index ETF	$2,816,950	$–
Brazil Small-Cap ETF	8,139,751	321,449
Colombia ETF	49,800	–
Egypt Index ETF	2,659,050	–
Germany Small-Cap ETF	122,800	–
Gulf States Index ETF	303,000	–
India Small-Cap Index ETF	109,850	–
Indonesia Index ETF	7,202,350	–
Indonesia Small-Cap ETF	40,050	–
Latin America Small-Cap Index ETF	600,050	–
Poland ETF	1,189,000	–
Russia ETF	41,297,850	–
Russia Small-Cap ETF	169,400	–
Vietnam ETF	6,092,200	–

The tax character of current year distributions will be determined at the end of the current fiscal year.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At December 31, 2012, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

84

	Post-Effective – No Expiration Short-Term	Post-Effective – No Expiration Long-Term	Amount Expiring in the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017	2016	2015
Africa Index ETF	$3,184,152	$5,769,286	$1,095,985	$951,177	$163,267	$–
Brazil Small-Cap ETF	1,382,830	–	–	–	–	–
Colombia ETF	34,803	73,721	–	–	–	–
Egypt Index ETF	5,914,379	2,726,017	128,400	–	–	–
Germany Small-Cap ETF	105,100	65,011	–	–	–	–
Gulf States Index ETF	388,801	3,105,436	835,393	1,233,252	6,741	–
India Small-Cap Index EF	12,141,053	15,164,574	–	–	–	–
Indonesia Index ETF	19,825,127	9,561,902	2,845,870	–	–	–
Indonesia Small-Cap ETF	297,185	–	–	–	–	–
Latin America Small-Cap Index ETF	935,472	1,324,863	–	–	–	–
Poland ETF	2,210,259	5,700,136	171,326	–	–	–
Russia ETF	140,802,938	234,683,569	121,306,708	349,754,000	19,808,213	1,049,748
Russia Small-Cap ETF	1,000,221	365,575	–	–	–	–
Vietnam ETF	14,692,320	44,757,551	1,860,199	–	–	–

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2009-2012), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2013, the Funds did not incur any interest or penalties.

The Indian Finance Minister announced the introduction of a general anti-avoidance rule (“GAAR”) in the Indian tax law in the 2012/2013 budget. GAAR would be applicable where the main purpose of an arrangement is tax avoidance and would empower Indian tax authorities to declare such arrangement as an impermissible avoidance arrangement. Presently, GAAR is expected to become effective tax year beginning 2015. A special committee was constituted by the Indian Revenue authorities to provide clarity and guidance on the application and implementation of GAAR and have submitted proposed recommendations. As the rules and guidelines have not yet been approved by the Indian Parliament, the Adviser cannot assess whether the India Small-Cap Index ETF, investing through its Mauritius Subsidiary, will fall within the scope of the GAAR provision.

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NOTES TO FINANCIAL STATEMENTS

(continued)

Note 6–Capital Share Transactions–As of June 30, 2013, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares (except for China ETF which has Creation Units consisting of 100,000 shares), or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the period ended June 30, 2013, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Africa Index ETF	$15,431,241	$6,869,977
Brazil Small-Cap ETF	1,158,392	14,976,442
Egypt Index ETF	2,855,970	1,999,250
Germany Small-Cap ETF	2,307,054	3,680,909
Gulf States Index ETF	19,766	–
India Small-Cap Index ETF	3,202,698	1,462,301
Indonesia Index ETF	63,631,047	134,561,194
Indonesia Small-Cap ETF	7,177,680	1,730,771
Latin America Small-Cap Index ETF	–	1,187,993
Poland ETF	–	4,210,790
Russia ETF	615,964,563	885,622,075
Russia Small-Cap ETF	3,557,491	–
Vietnam ETF	22,025,803	11,507,076

Note 7–Concentration of Risk–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 8–Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

86

Note 9–Securities Lending–To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund and/or the Bank of New York Institutional Cash Reserve. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. As of June 30, 2013, the loans outstanding and the collateral received are included in value of securities on loan and collateral for securities loaned, respectively, in the Statements of Assets and Liabilities.

Note 10-Bank Line of Credit–Certain Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2013, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of June 30, 2013
Africa Index ETF	89	$936,057	1.62%	$1,446,000
Brazil Small-Cap ETF	104	2,110,278	1.62	1,607,000
Egypt Index ETF	30	408,833	1.63	–
Gulf States Index ETF	1	701,000	1.59	–
India Small Cap Index ETF	118	3,969,330	1.62	17,023,998
Indonesia Index ETF	118	1,400,636	1.62	925,000
Latin America Small-Cap ETF	2	231,000	1.66	–
Poland ETF	43	170,767	1.60	282,000
Russia ETF	119	7,309,496	1.63	–
Russia Small-Cap ETF	4	112,750	1.64	–
Vietnam ETF	61	4,236,639	1.61	9,689,997

Note 11–Custodian Fees–The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the period ended June 30, 2013, the Funds did not have any expense offsets to reduce custodial fees.

Note 12–Share Split–On January 19, 2011, the Adviser announced the Board of Trustees approved a 3 for 1 share split of the Indonesia Index ETF. This split took place for shareholders of record as of the close of business on January 28, 2011 and was payable on January 31, 2011. Fund shares began trading on the split adjusted NAV on February 1, 2011.

Note 13–Recent Accounting Pronouncements–The Funds have adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar

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(continued)

arrangements. Additional disclosure requirements of ASU No. 2011-11 and ASU No. 2013-01 are reflected in Note 2 to the Funds’ financial statements.

Note 14–Subsequent Event Review–The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Russia Small-Cap ETF as well as 1 for 4 reverse share splits for Egypt Index ETF and India Small-Cap Index ETF.

Shares of the Funds began trading on a split-adjusted basis on July 1, 2013. The Statements of Assets and Liabilities, Statements of Changes in Net Assets and Financial Highlights for the respective Funds have been adjusted to reflect the reverse share splits.

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MARKET VECTORS ETF TRUST

APPROVAL OF INVESTOR MANAGEMENT AGREEMENT

At a meeting held on June 6, 2013 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of an investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) with respect to the and the continuation of the investment management agreements between the Trust and the Adviser (the “Investment Management Agreements”) with respect to the Market Vectors Africa Index ETF, Agribusiness ETF, Agriculture Producers ETF, Brazil Small-Cap ETF, Business Development Company/Specialty Finance ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, Coal ETF, Colombia ETF, Egypt Index ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Germany Small-Cap ETF, Global Alternative Energy ETF, Global Frontier Index ETF, Gold Miners ETF, Gulf States Index ETF, Hard Assets Producers Extra Liquid ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Internet ETF, Israel ETF, Junior Gold Miners ETF, Kuwait Index ETF, Latin America Small-Cap Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Oil Services ETF, Poland ETF, Rare Earth/Strategic Metals ETF, Russia ETF, Russia Small-Cap ETF, RVE Hard Assets Producers ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF, Solar Energy ETF, Steel ETF, Telecom ETF, Unconventional Oil & Gas ETF, Uranium+Nuclear Energy ETF and Vietnam ETF (the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 7, 2013. At that meeting, the Trustees discussed the information the Adviser and Lipper Inc. (“Lipper”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds (where applicable) and the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance and expense information for certain of the Funds against their peer groups, the Trustees considered that some of the Funds generally invest in a different group of issuers than some or all of the other funds in a Fund’s designated peer group, and certain measures of tracking error for designated peer groups are not available. For these and other reasons, the Trustees noted that the peer group information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 7, 2013 meeting and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees also considered the terms of, and scope of services that the Adviser provides under, the Investment Management Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time.

The Trustees concluded that the Adviser and its personnel have the requisite expertise and skill to manage the Funds’ portfolios, especially in light of the performance of those Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”). In evaluating each Operating Fund’s performance, the Trustees assessed the Operating Fund’s performance based on how well the performance of the Operating Fund tracked the performance of its benchmark index, using a variety of measurements in this regard, including a measure of tracking error that takes into account the fair value of the securities in the index. Based on discussions with the Adviser, the Trustees concluded that the investment performance of the Funds was satisfactory.

The Trustees also considered information relating to the financial condition of the Adviser, the current status, as they understood it, of the Adviser’s compliance environment and the Adviser’s views of the Trust’s other service providers.

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APPROVAL OF INVESTOR MANAGEMENT AGREEMENT

(continued)

As noted above, the Trustees were also provided various data from Lipper comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that, of the Operating Funds, each of Market Vectors China ETF, Colombia ETF, Egypt Index ETF, Global Alternative Energy ETF, Gulf States Index ETF, India Small-Cap ETF, Russia Small Cap ETF, Solar Energy ETF, Unconventional Oil & Gas ETF, Uranium+Nuclear Energy ETF and Vietnam ETF had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its peer group of funds, and Market Vectors Germany Small-Cap ETF had a total expense ratio (after the effect of any applicable expense limitation) greater than the average but below the median of its peer group of funds. The Trustees concluded, however, in light of this information and the other information available to them, including that the Adviser was waiving some or all of its management fee and/or reimbursing expenses for these Funds, that the fees paid by the Operating Funds were reasonable in light of the performance of the Funds and the quality of services received. The Trustees noted that this comparative data, while generally helpful, was limited in its usefulness in many cases due to the lack of a large number of directly comparable ETFs.

The Trustees also considered any other benefits received by the Adviser from serving as adviser to the Funds and from providing certain administrative services to the Funds, and from an affiliate of the Adviser serving as distributor for the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees noted that the Funds were still relatively new products, which therefore made it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser in respect of the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not consider historical information about the profitability of Market Vectors Agriculture Producers ETF, Business Development Company/Specialty Finance ETF, China All-Cap ETF, China Consumer Discretionary ETF, China Consumer Staples ETF, China Energy ETF, China Financials ETF, China Health Care ETF, China Industrials ETF, China Information Technology ETF, China Materials ETF, China Small-Cap ETF, China Utilities ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Mid-Cap ETF, Global Frontier Index ETF, Hard Assets Producers Extra Liquid ETF, Internet ETF, Israel ETF, Kuwait Index ETF, Metals ETF, MLP ETF, Mongolia ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF and Telecom ETF to the Adviser because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees could not consider the historical performance or the quality of services previously provided to each of these Funds although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 7, 2013 meeting, as part of their consideration of the Investment Management Agreements.

In voting to approve the continuation of the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Investment Management Agreement is in the interest of each Fund and such Fund’s shareholders.

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:
Van Eck Associates Corporation

Distributor:
Van Eck Securities Corporation 335 Madison Avenue New York, NY 10017 vaneck.com

Account Assistance:
1.888.MKT.VCTR

MVINTLSAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Market Vectors ETF Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Market Vectors ETF Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))
     that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date September 6, 2013
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date September 6, 2013
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By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        -----------------------------------------

Date September 6, 2013
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